Exhibit 4.15

nihil prius fide [logo]	EUROPE [logo] NOTARIES

Antonio Pérez-Coca Crespo

NOTARY

Francisco Aguilar Gonzalez Jose L. Lopez de [ILLEGIBLE] y Gallardo Antonio Pérez-Coca Crespo NOTARIES	Monte Esquinza, 6, Ground Level 28010 Madrid Tel: 91 4183280 Fax: 91 3199046

05/2015 [seal: ANTONIO PÉREZ-COCA CRESPO NIHIL PRIUS FIDE [emblem] 28 May 1862 NOTARY OF MADRID]	[stamp: Government Stamp]	PAPER EXCLUSIVELY FOR NOTARY DOCUMENTS [emblem] [initials]	CL1825040 [seal: ANTONIO PÉREZ-COCA CRESPO Notary C/ Monte Esquinza, 6 28010 Madrid Tel: 91 418 32 80 Fax: 91 319 90 46]

PUBLIC RECORD DEED OF THE SHARE PLEDGE EXTENSION AGREEMENT EXECUTED BY AND BETWEEN, AMONG OTHERS, “CEMEX, S.A.B., DE C.V.”, “NEW SUNWARD HOLDING B.V.” AND “WILMINGTON TRUST (LONDON) LIMITED”.

NUMBER THREE THOUSAND SEVEN HUNDRED NINETY-FOUR.

Madrid, my address on the twenty-ninth of July two thousand fifteen.

Before me, ANTONIO PÉREZ-COCA CRESPO, Notary Public of Madrid and its Distinguished Notarial Association,

                                                                              APPEAR:

Party of the first part.- MR. JUAN PELEGRI Y GIRÓN, of legal age, Spanish nationality, residing at Calle Hernandez de Tejada, number 1, 28027 Madrid, with National Identification Number 01489996-X.

Party of the other.- MR. JOHN STUART PERCIVAL, of legal age, British nationality, whose business address is Paseo de la Castellana number 110, 28046 Madrid; with Passport number 706161972 and Foreigner Identification Number X-1195970-Q.

And party of the other.- MR. JUAN BOSCO EGUILIOR MONFORT, of legal age, Spanish nationality, residing for these purposes in Madrid at Calle Sauceda number 28, with National Identification Number 51395652-J.

MR. JUAN CARLOS JOSÉ HERRERO GONZÁLEZ, of legal age, Spanish nationality, residing for these purposes in Madrid at Calle Sauceda, number 28, with National Identification Number 30662513V.

                                                                      ACTING HEREIN:

I.- MR. JUAN PELEGRI Y GIRON, for and on behalf of the following entities:

A) CEMEX, SOCIEDAD ANÓNIMA BURSÁTIL DE CAPITAL VARIABLE” hereinafter the “Pledgor”, a Mexican entity, with headquarters in the city of Monterrey, N.L. (Mexico), at Avenida Constitución, number 444, Poniente, Zona Centro; with Federal Taxpayer Identification number CEM-880726-UZA. Registered in the Public Registry of Property and Commerce in Monterrey, Nuevo Leon, under e-Commerce folio number 532nd9.

05/2015 [seal: ANTONIO PÉREZ-COCA CRESPO NIHIL PRIUS FIDE [emblem] 28 May 1862 NOTARY OF MADRID]	[stamp: Government Stamp]	PAPER EXCLUSIVELY FOR NOTARY DOCUMENTS [emblem]	CL1825039

Foreigner Identification Number N4121454E.

They exercise the current powers, as reported conferred on them, by deed executed in San Pedro Garza García, Nuevo León, United Mexican States, the fifth of March two thousand fifteen, before Notary Ignacio Gerardo Martínez González, under number 11,237, duly authenticated with the Apostille of The Hague Convention.

BENEFICIAL OWNERSHIP.- It is excluded in the exceptions provided for in Law 10/2010 of April 28, because it is a publicly traded company.

B) The entity NEW SUNWARD HOLDING B.V., hereinafter the “Pledgor”, a limited liability company duly incorporated under the laws of the Netherlands, with corporate headquarters in Amsterdam, at Claude Debussylaan 26, 1082 MD, Amsterdam, Netherlands, registered in the Holland Registry of Commerce with number 34133556 and Foreigner Identification Number N0032022G.

It is authorized to act by virtue of express power of attorney formalized on the ninth of July two thousand fifteen, -written in two columns in Castilian and in English-, languages which I, the Notary, know, whose signatures are authenticated and inspected before the Notary of Amsterdam, Mr. Kjell Stelling, the twenty-fifth of September two thousand fourteen, and duly authenticated with the Apostille in accordance with The Hague Convention.

BENEFICIAL OWNERSHIP.- I, the Notary, expressly state that I have fulfilled the obligation to identify the beneficial owner imposed by Law 10/2010 of April 28, in writing signed by the appearing party, which I will maintain in my possession for a period of ten years.

II.- THE OTHER PARTY.-

MR. JUAN PELEGRI Y GIRON, for and on behalf of the entity “CEMEX ESPAÑA, S.A.” (before COMPAÑÍA VALENCIANA DE CEMENTOS PÓRTLAND, S.A.) with address in Madrid at Calle Hernandez de Tejada, 1, herein after the “Company”

05/2015 [seal: ANTONIO PÉREZ-COCA CRESPO NIHIL PRIUS FIDE [emblem] 28 May 1862 NOTARY OF MADRID]	[stamp: Government Stamp]	PAPER EXCLUSIVELY FOR NOTARY DOCUMENTS [emblem]	CL1825038

The object of the Company consists of:

1. The manufacture, sale, import and export of cement and other building materials and prospecting and mining, except for minerals of national strategic interest.

2. The manufacture, marketing and distribution of all types of sacks and containers or similar articles, of paper or any other material for packing cement and other construction materials.

3. The discretionary public land transport of goods, subject to current legislation on land transport. The activity of freight forwarder, forwarder, information and load distribution center, storage, warehousing and distribution of goods, leasing of vehicles and other complementary transport activities provided for in Article 1.2 of the current Law on Land Transport Management.

4. The production, manufacture, marketing, pumping and sale of ready-mix concrete, mortar, dry mortar, precast concrete, lime, gypsum, ash and slag, and any product related directly or indirectly to materials for construction and public works.

5. The sale, acquisition and transmission for any reason or means of all kinds of urban or rural property, including plots and buildings.

6. The lease or transfer of use and enjoyment for other rights, both active and passive, of all types of urban or rural property, including plots and buildings.

7. The promotion, construction, directly or through contractors, of all kinds of industrial, residential or other buildings.

8. The execution of agricultural, forestry and livestock activities, both in the operating phase as well as marketing or distribution.

9. Subscription, derivative acquisition, holding, use, administration or transfer of negotiable securities and shares, except those activities subject to special legislation.

05/2015 [seal: ANTONIO PÉREZ-COCA CRESPO NIHIL PRIUS FIDE [emblem] 28 May 1862 NOTARY OF MADRID]	[stamp: Government Stamp]	PAPER EXCLUSIVELY FOR NOTARY DOCUMENTS [emblem]	CL1825037

10. The management of all types of sub-products and/or residues, in its broadest sense, including the collection, road transport, selection, valuation, marketing, treatment, processing into fuel or raw material, and disposal.

11. The activities included in the corporate purpose may be developed by the Company, in whole or in part, indirectly, through the ownership of shares or interests in companies with identical or similar objective.

12. Similarly, the company may assume the single leadership of a group of companies, even though they may have different corporate purposes from the former, including the management and advising of companies in all areas, through, where applicable, the corresponding professionals when so appropriate.

It was incorporated for an indefinite period by public instrument authorized by the Notary of Valencia, Mr. Juan Bautista Roch Contelles on April 30, 1917, adapted to current legislation by deed authorized by the Notary of Valencia, Mr. Antonio Soto Bisquert on July 13, 1990; the articles of incorporation REGISTERED in the Registry of Commerce of the Valencia, volume 122, book 28 of companies, section 3 of corporations, sheet 354, entry 1; as to the adaptation it is registered in the Registry, volume 2,854, book 10, general section, folio sheet-V2533, registration 165. The articles of incorporation were also rewritten through another public instrument authorized by the Notary of Madrid, Mr. Antonio Francés y de Mateo on August 12, 1993, with the consecutive number 6,796, resulting in the 200th registration.

05/2015 [seal: ANTONIO PÉREZ-COCA CRESPO NIHIL PRIUS FIDE [emblem] 28 May 1862 NOTARY OF MADRID]	[stamp: Government Stamp]	PAPER EXCLUSIVELY FOR NOTARY DOCUMENTS [emblem]	CL1825036

The current address identified above transferred by public instrument authorized by the Notary of Valencia, Mr. Antonio Soto Bisquert on June 29, 1995, with the number 1,489 of his notarial records, and registered in the Registry of Commerce of Madrid, volume 9743 and 9744, section 8, of the Book of Companies, folio 1 and 166, sheet number M-156542, 1st and 2nd registrations.

The name changed to its present, by agreement made by the General Board of Shareholders of the Company at its meeting held on the twenty-fourth of June two thousand and two, in a document placed on record before me, the same day, under number 662 of his notarial records, as the 122nd registration of the registry.

It has TIN: A46004214.

The appearing parties state that the identifying information of the Company and, especially, its corporate purpose and address have not changed from those recorded.

It exercises the powers, in effect at signing, conferred by resolution adopted by the Board of Directors of the Company at its meeting held on the twenty-third of June two thousand and fifteen, in a public deed executed before the Notary of Madrid, Mr. Antonio Perez Coca Crespo, on the ninth of July two thousand and fifteen, under number three thousand three hundred ninety-five in his notarial records.

BENEFICIAL OWNERSHIP.- I, the Notary, expressly state that I have fulfilled the obligation to identify the beneficial owner imposed by Law 10/2010 of April 28, on record authorized by the Notary of Madrid, Mr. Antonio Pérez-Coca Crespo, and on the twenty-sixth of February two thousand fifteen, under notarial record number 884, which has not changed since then as asserted by the representative of the Company.

III.- OF THE OTHER.

MR. JOHN STUART PERCIVAL, for and on behalf of:

1) The entity WILMINGTON TRUST (LONDON) LIMITED, incorporated in accordance with the laws of England and Wales, with headquarters at 1 King’s Arms Yard, Third Floor, London EC2R7AF, England. Registered in the Registry of Companies with number 05650152 (hereinafter, “Security Agent”).

05/2015 [seal: ANTONIO PÉREZ-COCA CRESPO NIHIL PRIUS FIDE [emblem] 28 May 1862 NOTARY OF MADRID]	[stamp: Government Stamp]	PAPER EXCLUSIVELY FOR NOTARY DOCUMENTS [emblem]	CL1825035

It is duly authorized to act, by virtue of express power of attorney -written in two columns in Castilian and English-, both languages, I, the Notary know, before the Notary of London Mr. Edward Gardiner, on the fourteenth of July two thousand fifteen, and duly authenticated with the Apostille in accordance with The Hague Convention.

BENEFICIAL OWNERSHIP.- I, the Notary, expressly state that I have fulfilled the obligation to identify the beneficial owner imposed by Law 10/2010 of April 28, as established in the cited power authorized by the Notary of London, Mr. Edward Gardiner, on the fourteenth of July two thousand fifteen.

2) BANK OF AMERICA NATIONAL ASSOCIATION, banking association entity in existence and incorporated in accordance with the laws of the United States of America, with branch headquarters in England, 2 King Edward Street, London EC1A 1HQ, United Kingdom, acting through its London branch.

It is duly authorized to act, by virtue of express power of attorney -written in two columns in Castilian and English-, both languages, I, the Notary, know, before the Notary of London, Mr. Andrew Jonathan Claudet, the twenty-second of July two thousand fifteen, 32/15 and duly authenticated with the Apostille in accordance with The Hague Convention.

BENEFICIAL OWNERSHIP.- I, the Notary, expressly state that I have fulfilled the obligation to identify the beneficial owner imposed by Law 10/2010 of April 28, as established in the cited power authorized by the Notary of London, Mr. Andrew Jonathan Claudet, on the twenty-second of July two thousand fifteen, duly apostilled.

3) BNP PARIBAS, banking association entity in existence and incorporated in accordance with the laws of the France, acting on its own behalf and through its branch in New York, with address at 787 Seventh Avenue, New York 10019, with foreign branch license from the New York Department of Financial Services, and with Spanish tax identification number N-4006016-B.

05/2015 [seal: ANTONIO PÉREZ-COCA CRESPO NIHIL PRIUS FIDE [emblem] 28 May 1862 NOTARY OF MADRID]	[stamp: Government Stamp]	PAPER EXCLUSIVELY FOR NOTARY DOCUMENTS [emblem]	CL1825034

It is duly authorized to act, by virtue of express power of attorney -written in two columns in Castilian and English-, both languages, I, the Notary, know, before the Notary of New York, Mr. Aaron Menzi, on the twenty-first of June two thousand fifteen, duly authenticated with the Apostille in accordance with The Hague Convention.

BENEFICIAL OWNERSHIP.- I, the Notary, expressly state that I have fulfilled the obligation to identify the beneficial owner imposed by Law 10/2010 of April 28, as established in the cited power authorized by the Notary of New York, Mr. Aaron Menzi, on the twenty-first of June two thousand fifteen, duly apostilled.

4) CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK, entity incorporated in accordance with the laws of the France, with headquarters in Paris (France), 9 Quai du Président Paul Doumer, and registered in the Registry of Commerce and Companies of Nanterre under number 304187701, acting on its own behalf and through the branch in New York established under the NEW YORK BANKING LAW located at 1301 Avenue of the Americas, New York, NY 10019-6022.

It is duly authorized to act, by virtue of express power of attorney -written in two columns in Castilian and English-, both languages, I, the Notary, know, before the Notary of New York, Ms. Yesenia Gómez, on the tenth of July two thousand fifteen, duly authenticated with the Apostille in accordance with The Hague Convention.

BENEFICIAL OWNERSHIP.- I, the Notary, expressly state that I have fulfilled the obligation to identify the beneficial owner imposed by Law 10/2010 of April 28, as established in the cited power authorized by the Notary of New York, Ms. Yesenia Gómez, on the tenth of July two thousand fifteen, duly apostilled.

5) ING BANK N.V., entity incorporated in accordance with the laws of the Netherlands, with headquarters at Bijilmerplein 888, 1102 MG Amsterdam (Zuidoost –Netherlands), acting through its branch in Dublin. Registered in the Holland Registry of Commerce with number 33031431.

05/2015 [seal: ANTONIO PÉREZ-COCA CRESPO NIHIL PRIUS FIDE [emblem] 28 May 1862 NOTARY OF MADRID]	[stamp: Government Stamp]	PAPER EXCLUSIVELY FOR NOTARY DOCUMENTS [emblem]	CL1825033

It is duly authorized to act, by virtue of express power of attorney on the fourteen of July two thousand fifteen, -written in two columns in Castilian and English-, both languages, I, the Notary, know, whose signatures were authenticated before the Notary of Amsterdam, Mr. Wijnand Hendrik Bossenbroek, on the fifteenth of July two thousand fifteen, and duly authenticated with the Apostille in accordance with The Hague Convention.

BENEFICIAL OWNERSHIP.- I, the Notary, expressly state that I have fulfilled the obligation to identify the beneficial owner imposed by Law 10/2010 of April 28, as established in the cited power authorized by the Notary of Amsterdam, Mr. Wijnand Hendrik Bossenbroek, duly apostilled.

6) JP MORGAN CHASE BANK, NATIONAL ASSOCIATION, incorporated in accordance with the laws of the United States of America, with headquarters at 1111 Polaris Parkway, Columbus, Ohio 43240 USA.

It is duly authorized to act, by virtue of express power of attorney, -written in two columns in Castilian and English-, both languages, I, the Notary, know, before the Notary of New York, Mr. Gerardo Rivera, on the fifteenth of September two thousand fourteen, and duly authenticated with the Apostille in accordance with The Hague Convention.

BENEFICIAL OWNERSHIP.- I, the Notary, expressly state that I have fulfilled the obligation to identify the beneficial owner imposed by Law 10/2010 of April 28, as established in the cited power authorized by the Notary of New York, Mr. Gerardo Rivera, on the fifteen of September two thousand fourteen, duly apostilled.

7)– The entity EXPORT DEVELOPMENT CANADA, incorporated in accordance with the laws of Canada, with headquarters at 150 Slater Street, Ottawa, Ontario K1A 1K3, Canada, and registered with Spanish Identification number N4041277G.

05/2015 [seal: ANTONIO PÉREZ-COCA CRESPO NIHIL PRIUS FIDE [emblem] 28 May 1862 NOTARY OF MADRID]	[stamp: Government Stamp]	PAPER EXCLUSIVELY FOR NOTARY DOCUMENTS [emblem]	CL1825032

It is duly authorized to act, by virtue of express power of attorney, -written in two columns in Castilian and English-, both languages, I, the Notary, know, before the Notary of Ottawa, Ontario, Canada, on the sixteenth of July two thousand fifteen, and duly authenticated with the Apostille in accordance with The Hague Convention.

BENEFICIAL OWNERSHIP.- I, the Notary, expressly state that I have fulfilled the obligation to identify the beneficial owner imposed by Law 10/2010 of April 28, as established in the cited power authorized by the Notary of Ottawa, Ontario, Canada, on the sixteenth of July two thousand fifteen, duly apostilled.

8) The entity INTESA SANPAOLO, S.P.A., incorporated in accordance with the laws of Italy, with tax identification number W-0051962-I.

It is duly authorized to act, by virtue of express power of attorney, -written in two columns in Castilian and English-, both languages, I, the Notary, know, before the Notary of New York, Mr. Alessandro Guzzo, on the twenty-second of July two thousand fifteen, and duly authenticated with the Apostille in accordance with The Hague Convention.

BENEFICIAL OWNERSHIP.- I, the Notary, expressly state that I have fulfilled the obligation to identify the beneficial owner imposed by Law 10/2010 of April 28, as established in the cited power authorized by the Notary of New York, Mr. Alessandro Guzzo, on the twenty-second of July two thousand fifteen, duly authenticated with the apostille of The Hague Convention.

9) The entity QPB HOLDINGS, LTD., incorporated in accordance with the laws of the Cayman Islands, with headquarters at Fleming House, Wickhams Cay, P.O. Box 662, Road Town, Tortola and registered with number WK-264955.

It is duly authorized to act, by virtue of express power of attorney, -written in two columns in Castilian and English-, both languages, I, the Notary, know, before the Notary of New York, Ms. Myra R. Cohen, on the seventeenth of July two thousand fifteen, and duly authenticated with the Apostille in accordance with The Hague Convention.

05/2015 [seal: ANTONIO PÉREZ-COCA CRESPO NIHIL PRIUS FIDE [emblem] 28 May 1862 NOTARY OF MADRID]	[stamp: Government Stamp]	PAPER EXCLUSIVELY FOR NOTARY DOCUMENTS [emblem]	CL1825031

BENEFICIAL OWNERSHIP.- I, the Notary, expressly state that I have fulfilled the obligation to identify the beneficial owner imposed by Law 10/2010 of April 28, as established in the cited power authorized by the Notary of New York, Ms. Myra R. Cohen, on the seventeenth of July two thousand fifteen, duly authenticated with the apostille of The Hague Convention.

10) BAYERISCHE LANDESBANK, entity incorporated in accordance with the laws of Germany, with headquarters at Brienner Str. 18, 80333 Munich, and registered with number HRA 76030 in the Registry of Commerce, with TIN A-0041045F, acting through its branch in New York.

It is duly authorized to act, by virtue of express power of attorney, -written in two columns in Castilian and English-, both languages, I, the Notary, know, before the Notary of Munich, Mr. Sebastian Herrler, on the twenty-third of July two thousand fifteen, and duly authenticated with the Apostille in accordance with The Hague Convention.

BENEFICIAL OWNERSHIP.- I, the Notary, expressly state that I have fulfilled the obligation to identify the beneficial owner imposed by Law 10/2010 of April 28, as established in the cited power authorized by the Notary of Munich, Mr. Sebastian Herrler, on the twenty-third of July two thousand fifteen, duly authenticated with the apostille of The Hague Convention.

11) HSBC BANK USA, NATIONAL ASSOCIATION, a national banking association, incorporated under the laws of the United States with place of business at 452 Fifth Avenue, New York, 10018.

It is duly authorized to act, by virtue of express power of attorney, -written in two columns in Castilian and English-, both languages, I, the Notary, know, before the Notary of New York, Ms. Jaqueline Planas, on the twenty-first of July two thousand fifteen, and duly authenticated with the Apostille in accordance with The Hague Convention.

05/2015 [seal: ANTONIO PÉREZ-COCA CRESPO NIHIL PRIUS FIDE [emblem] 28 May 1862 NOTARY OF MADRID]	[stamp: Government Stamp]	PAPER EXCLUSIVELY FOR NOTARY DOCUMENTS [emblem]	CL1825030

BENEFICIAL OWNERSHIP.- I, the Notary, expressly state that I have fulfilled the obligation to identify the beneficial owner imposed by Law 10/2010 of April 28, as established in the cited power authorized by the Notary of New York, Ms. Jaqueline Planas, on the twenty-first of July two thousand fifteen, duly authenticated with the apostille of The Hague Convention.

12) CITIBANK N.A. a national banking association incorporated in accordance with the laws of the United States of America, with headquarters at 701 E. 60 Street North, Sioux Falls, South Dakota and registered with number 1461 in the Office of the Comptroller of Currency.

It is duly authorized to act, by virtue of express power of attorney, -written in two columns in Castilian and English-, both languages, I, the Notary, know, before the Notary of New York, Mr. Howard Miller, on the twenty-seventh of July two thousand fifteen, and duly authenticated with the Apostille in accordance with The Hague Convention.

BENEFICIAL OWNERSHIP.- I, the Notary, expressly state that I have fulfilled the obligation to identify the beneficial owner imposed by Law 10/2010 of April 28, as established in the cited power authorized by the Notary of New York, Mr. Howard Miller, on the twenty-seventh of July two thousand fifteen, duly authenticated with the apostille of The Hague Convention.

13) BARCLAYS BANK PLC, entity incorporated in accordance with the laws of England and Wales, with address at 1 Churchill Place, Canary Wharf, London E14 5HP, and registered in England with number 1026167, and TIN N0063238J.

It is duly authorized to act, by virtue of express power of attorney, -written in two columns in Castilian and English-, both languages, I, the Notary, know, before the Notary of London, Mr. Luis Neil Hyde-Vaamonde, on the twenty-eighth of July two thousand fifteen, and duly authenticated with the Apostille in accordance with The Hague Convention.

BENEFICIAL OWNERSHIP.- I, the Notary, expressly state that

05/2015 [seal: ANTONIO PÉREZ-COCA CRESPO NIHIL PRIUS FIDE [emblem] 28 May 1862 NOTARY OF MADRID]	[stamp: Government Stamp]	PAPER EXCLUSIVELY FOR NOTARY DOCUMENTS [emblem]	CL1825029

I have fulfilled the obligation to identify the beneficial owner imposed by Law 10/2010 of April 28, as established in the cited power authorized by the Notary of London, Mr. Luis Neil Hyde-Vaamonde, on the twenty-eighth of July two thousand fifteen, duly authenticated with the apostille of The Hague Convention.

14) CREDIT INDUSTRIEL ET COMMERCIAL, entity incorporated in accordance with the laws of France, with headquarters at 6 Avenue de Provence, 75009 Paris, France, acting through its branch in London, registered with number BR 705 in the Registry of Companies in England and Wales.

It is duly authorized to act, by virtue of express power of attorney, -written in two columns in Castilian and English-, both languages, I, the Notary, know, before the Notary of London, Ms. Sara Helen Dodd, on the twenty-first of July two thousand fifteen, and duly authenticated with the Apostille in accordance with The Hague Convention.

BENEFICIAL OWNERSHIP.- I, the Notary, expressly state that I have fulfilled the obligation to identify the beneficial owner imposed by Law 10/2010 of April 28, as established in the cited power authorized by the Notary of London, Ms. Sara Helen Dodd, on the twenty-first of July two thousand fifteen, and duly authenticated with the Apostille in accordance with The Hague Convention.

IV.- AND THE OTHER.

MR. JUAN BOSCO EGUILIOR MONFORT and MR. JUAN CARLOS JOSÉ HERRERO GONZÁLEZ, for and on behalf of the Public Limited Company “BANCO BILBAO VIZCAYA ARGENTARIA, S.A.”, hereinafter “the Custodian”, with headquarters in Bilbao, Plaza de San Nicolás, number 4; whose corporate purpose is among others, financial activity, incorporated for an indefinite period, with the name “Banco Bilbao Vizcaya, S.A.” under deed of merger of the banks “Banco de Bilbao, S.A.” and “Banco de Vizcaya, S.A.”, formalized by deed authorized on October 1, 1988, by the Notary of Bilbao, Mr. José María Arriola Arana, with number 4,350 of his notarial records, the Articles of Incorporation adapted to the current Corporations Act, through

05/2015 [seal: ANTONIO PÉREZ-COCA CRESPO NIHIL PRIUS FIDE [emblem] 28 May 1862 NOTARY OF MADRID]	[stamp: Government Stamp]	PAPER EXCLUSIVELY FOR NOTARY DOCUMENTS [emblem]	CL1825028

deed executed by the same Notary Mr. José María Arriola Arana, dated March 22, 1990, with number 808 of his notarial records, and lastly through take-over merger deed, the entity “Banco Bilbao Vizcaya, S.A.” took over the entity “Argentaria, Caja Postal, Banco Hipotecario, S.A.” (taken over and thereby no longer existing), adopting its current name of “BANCO BILBAO VIZCAYA ARGENTARIA, S.A.” through deed executed in Bilbao, on January 25, 2000, before Notary Mr. José María Arriola Arana, with number 149 of his notarial records.- Registered in the Registry of Commerce of Vizcaya, on folio 183, book 1,545, of Section 3 of companies, volume 2,083, page 14, 741, registration 1, as to its incorporation; folio 49, book 1,657, section three of companies, volume 2,227, page BI-17-A, registration 156, regarding the adaptation of its Articles of

Incorporations, and regarding the current merger, under registration 1,035 of the indicated time of the Registry of Commerce of Vizcaya, and it has also been registered in the Registry of Commerce of Madrid, volume 13,554, folio 141, Section 8, page M-21,228, registration 344-M.- TIN A-48/265169.

It is authorized to act herein, by virtue of power of attorney the Company conferred as to the first, before Notary of Bilbao, Mr. José María Arriola Arana, the third of November two thousand three, under number 1,837 of the notarial records, as registration 1,604 of the registration sheet; and, as to the second, before the Notary of Madrid, Mr. Carlos Rives Gracia, on the nineteenth of November two thousand ten, under number 3,503 of the notarial records, as registration 2,547 of the registration sheet.

BENEFICIAL OWNERSHIP.- The representatives state that the entity they represent is included under the exceptions provided for in Law 10/2010, of April 28, since it is a financial institution.

They have in my opinion, under the capacity in which they act, sufficient legal capacity to place ON PUBLIC RECORD THE SHARE PLEDGE EXTENSION AGREEMENT, and thereby

05/2015 [seal: ANTONIO PÉREZ-COCA CRESPO NIHIL PRIUS FIDE [emblem] 28 May 1862 NOTARY OF MADRID]	[stamp: Government Stamp]	PAPER EXCLUSIVELY FOR NOTARY DOCUMENTS [emblem]	CL1825027

                                                             DECLARE

I.- That on November 8, 2012 the Pledgors, the Company, the Custodian and the Security Agency, among others signed a contract constituting pledges on shares held in the Company which was executed on that date by the Notary of Madrid, Mr. Rafael Monjo Carrió, with number 3,530 of his Registry Book (the “Pledge Agreement”).

II.- That on September 30, 2014, the Pledgors, the Company, the Custodian, the Security Agent, among others, signed a pledge share extension agreement in order to extend the pledges to guarantee the obligations under the credit agreement executed on September 29, 2014 between Cemex S.A.B. de C.V. and a group of creditor banks, Citibank International Limited acting as agent (the “Financing Agreement 2014”).

III.- That on the same date a private novation agreement amending the Financing Agreement 2014 was placed on public record before me, which was signed last July 23, 2015 between Cemex S.A.B. de C.V. and a group of creditor banks, Citibank International Limited acting as agent (“Novation Agreement”).

IV.- That, under the Novation Contract, several terms of the Financing Agreement 2014 have been modified, participation of some of the creditor institutions under the Financing Agreement 2014 has increased and new creditor institutions have entered into the Financing Agreement 2014 that were not originally part thereof, under an accordion feature provided for in the Financing Agreement 2014, the corresponding accordion confirmations (“Accordion Confirmations 2015”).having been formalized.

V.- That, therein, the amending novation private contract of the Intercreditor Agreement was placed on record before me on September 17, 2012 signed by and between Cemex S.A.B. de C.V., the Security Agent and other companies of the CEMEX group.

05/2015 [seal: ANTONIO PÉREZ-COCA CRESPO NIHIL PRIUS FIDE [emblem] 28 May 1862 NOTARY OF MADRID]	[stamp: Government Stamp]	PAPER EXCLUSIVELY FOR NOTARY DOCUMENTS [emblem]	CL1825026

That, in accordance with that Intercreditor Agreement, as it was amended, includes Debt Documents, secured by the Pledge Agreement, the Refinancing Documents, in which are the Financing Agreement 2014, as amended, and the Accordion Confirmations 2015

VI.- That, on that same date, a “Share Pledges Extension Agreement” was signed to ensure the full and timely implementation of present and future obligations of all Debt Documents, including Refinancing Documents, which include the Novation Agreement and Accordion Confirmations 2015, under English law by, among others, NEW SUNWARD HOLDING B.V. and CEMEX, S.A.B., DE C.V., as pledgors, “WILMINGTON TRUST (LONDON) LIMITED, as Security Agent, and Banco Bilbao Vizcaya Argentaría, S.A., as custodian.

The Parties deliver to me, the Notary, for notarizing, the Share Pledges Extension Agreement, written in two columns in Castilian and English, which I, the Notary, know and in folios together with its attachments.

VII.- And that, the parties agreeing to place the Share Pledges Extension Agreement on record do so subject to the following:

                                         CLAUSES:

FIRST.- Placed on record is the SHARE PLEDGES EXTENSION AGREEMENT, to which Expository VI refers, along with each of its attachments, which the appearing parties submit to me in this act, and, which, I, the Notary, attach to this original, thereby becoming an integral part thereof.

05/2015 [seal: ANTONIO PÉREZ-COCA CRESPO NIHIL PRIUS FIDE [emblem] 28 May 1862 NOTARY OF MADRID]	[stamp: Government Stamp]	PAPER EXCLUSIVELY FOR NOTARY DOCUMENTS [emblem]	CL1825025

SECOND.- The appearing parties, under the capacity in which they act, solemnly declare that they ratify in full the contents of the Share Pledges Extension Agreement that has been attached to this original.

Notwithstanding that provided for in this deed, the entity WILMINGTON TRUST (LONDON) LIMITED, as Security Agent, and besides itself and on behalf of the Lenders, and in the interests of the entities that in the future may accede to it, RATIFY the full contents of the Share Pledges Extension Agreement, which has been attached to this original.

THIRD.- The Share Pledges Extension Agreement ratified herein and placed on record acquires the status of lawful enforceable title for all purposes under Articles 517.2.4 and related provisions of Law 1/2000 of the Civil Procedure, of January 7 and, the purposes set out in Articles 1,216, 1,924.3 and 1,929 of the Civil Code and in other applicable legal provisions will also become fully effective, which all parties expressly agree and acknowledge.

FOURTH.- Furthermore, the parties expressly agree and acknowledge that any other Lender may accede to the public record of the Share Pledges Extension Agreement that is formalized by this deed. In this case, the parties expressly agree and acknowledge that the Share Pledges Extension Agreement hereby ratified and placed on public record (which acquires in this act, as noted in the above third stipulation, the lawful enforceable title specified in articles 517.2.4 and related provisions of Law 1/2000 of the Civil Procedure, of January 7 and articles 1,216, 1,924.3 and 1,929 of the Civil Code and other applicable legal provisions) will implement, in regards to those Lenders who accede thereto, the legal effects derived from its public record.

FIFTH.- All Parties to the Share Pledges Extension Agreement grant sufficient powers to the Security Agent, under this deed, in order to request second and later copies of this deed (including of a lawful enforceable nature)

05/2015 [seal: ANTONIO PÉREZ-COCA CRESPO NIHIL PRIUS FIDE [emblem] 28 May 1862 NOTARY OF MADRID]	[stamp: Government Stamp]	PAPER EXCLUSIVELY FOR NOTARY DOCUMENTS [emblem]	CL1825024

SIXTH.- All expenses originating from this granting will be fulfilled by CEMEX, SOCIEDAD ANÓNIMA BURSÁTIL DE CAPITAL VARIABLE.

TREATMENT OF DATA.- The appearing parties agree to the inclusion of their data and copies of identification documents in the files of the Notary in order to perform the functions of the notarial activities and execute data communications provided for in the Law of Public Administrations and, where applicable, to the Notary succeeding the current. Rights of access, rectification, cancellation and opposition can be exercised at the authorizing Notary.

They so declare and certify.

And I, the Notary, ATTEST:

a.- Having identified the appearing parties by means of their identifying documents specified in the proceedings, which they showed to me.

b.- That the appearing parties, in my opinion, have the capacity and legal standing to this act.

c.- That the act is legally valid and conforms to the will duly expressed.

d.- Having read this public instrument to the parties, having given prior notice of their right to do so themselves, which they exercised, and which they declare to be fully aware of the contents thereof, and they give their consent, all in accordance with Article 193 of the Notarial Regulations.

e.- That this public instrument is of seventeen folios of Notarized paper, series CK numbers: 6362933 and the following sixteen in consecutive order, I, the Notary, so attest.- The signatures of the appearing parties follow.- Sealed ANTONIO PÉREZ-COCA CRESPO. Initialed. Notary Seal.

05/2015 [seal: ANTONIO PÉREZ-COCA CRESPO NIHIL PRIUS FIDE [emblem] 28 May 1862 NOTARY OF MADRID]	[stamp: Government Stamp]	PAPER EXCLUSIVELY FOR NOTARY DOCUMENTS [emblem]	CL1825023

ADHESION AND CERTIFICATION PROCEEDINGS.- I, ANTONIO PÉREZ-COCA CRESPO, Notary of Madrid and its Distinguished Notarial Association, extend the present, to record that on the same day, the twenty-ninth of July two thousand fifteen, appearing before me is:

MR. PEDRO LÓPEZ-QUESADA FERNÁNDEZ-URRUTIA, of legal age, married, with address for these purposes in Madrid, Calle José Ortega y Gasset, Number 29, Edificio Beatriz, with National Identification Number 50812595-Y.

He is ACTING for and on behalf of CITIBANK INTERNATIONAL Public Limited Company, limited company by shares incorporated in Great Britain under the Companies Acts of 1948 to 1967, registered in London (England) with number 1088249 on the twenty-first of December nineteen seventy-two, reregistered as a publically traded company, in accordance with that provided for in Article 43 of the Companies Act of 1985, of March 1, 1993, with headquarters and center of primary activities located in Citigroup Centre, Canada Square, Canary Wharf, London E14 5 LB (United Kingdom of Great Britain and Northern Ireland).

He is duly authorized to act, by virtue of express power of attorney, -written in two columns in Castilian and English-, both languages, I, the Notary, know, before the Notary of London, Mr. Richard John Saville, on the eleventh of July two thousand twelve, and duly authenticated with the Apostille in accordance with The Hague Convention.

BENEFICIAL OWNERSHIP.- The representative states that the entity he represents is included in the exception provided for in Law 10/2010 of April 28, because it is a financial institution.

For the purposes stated in Article 98 of Law 24/2001, reformed by Law 24/2005 and in accordance with the Resolution of the General Directorate for Registries and Notaries of September 20, 2006, I hereby certify that due to the position he performs in my opinion, I consider the accredited Power of Attorney sufficient to execute the document object herein, in the terms set forth below.

05/2015 [seal: ANTONIO PÉREZ-COCA CRESPO NIHIL PRIUS FIDE [emblem] 28 May 1862 NOTARY OF MADRID]	[stamp: Government Stamp]	PAPER EXCLUSIVELY FOR NOTARY DOCUMENTS [emblem]	CL1825022

He has in my opinion, in the capacity in which he acts, the legal capacity necessary to formalize this proceeding and, for that purpose,

                                                             STATES AND ACKNOWLEDGES

That he knows the entire content of the NOVATION AGREEMENT THE SHARE PLEDGE EXTENSION AGREEMENT (FACILITIES AGREEMENT) placed on public record in the deed object herein, and therefore has been NOTIFIED.

TREATMENT OF DATA.- The appearing party agrees to the inclusion of their data and copies of identification documents in the files of the Notary in order to perform the functions of the notarial activities and execute data communications provided for in the Law of Public Administrations and, where applicable, to the Notary succeeding the current. Rights of access, rectification, cancellation and opposition can be exercised at the authorizing Notary.

He so declares and certifies.

And I, the Notary, ATTEST:

a) Knowing him.

b) That the appearing party, in my opinion, has the capacity and legal standing to execute this act.

c) That the act is legally valid and conforms to the duly expressed will of the appearing parties.

d.- Having read this public instrument to the parties, given prior notice of his right to do so himself, which he has exercised, and which declares he is fully aware of the content thereof, and to which he freely consents, all in accordance with Article 193 of the Notarial Regulations.

e) That this public instrument is of two folios of Notarized paper, series CK numbers: 6362950 and the present, I, the Notary, so attest.- The signature of the appearing party follows. Sealed. ANTONIO PÉREZ-COCA CRESPO. Initialed. Notary Seal.-

05/2015 [seal: ANTONIO PÉREZ-COCA CRESPO NIHIL PRIUS FIDE [emblem] 28 May 1862 NOTARY OF MADRID]	[stamp: Government Stamp]	PAPER EXCLUSIVELY FOR NOTARY DOCUMENTS [emblem]	CL1825021

ADHESION AND CERTIFICATION PROCEEDINGS.- I, ANTONIO PÉREZ-COCA CRESPO, Notary of Madrid and its Distinguished Notarial Association, extend the present, to record that on the same day, the twenty-ninth of July two thousand fifteen, appearing before me is:

MR. ANTONIO VILELA MILLAN, of legal age, Spanish nationality, with address for these purposes in Madrid, Plaza Pablo Ruiz Picasso, number 1, Torre Picasso, planta 33; with National Identification Number 07249461E.

MR. FRANCISCO JAVIER NEIRA MENÉNDEZ, of legal age, Spanish nationality, with address for these purposes in Madrid, Plaza Pablo Ruiz Picasso, number 1, Torre Picasso, planta 33; with National Identification Number 14925026G.

They are ACTING for and on behalf of HSBC BANK PLC:, Branch in Spain, address in Madrid, Plaza Pablo Ruiz Picasso, number 1, Torre Picasso, planta 33, incorporated by deed executed before the Notary of Madrid Mr. Roberto Blanquer Uberos, on the third of March nineteen eighty-one, number 432 in his notarial records, and registered in the Registry of Commerce of Madrid, volume 5,879 general, 4,934 of Section 3 of the Book of Companies, folio 30, page 48,471, registration 1, under the name MIDLAND BANK PUBLIC LIMITED COMPANY, becoming known as HSBC BANK PLC, Branch in Spain from September 27, 1999, in virtue of the deed of modification of the company name executed on the eighth of September of nineteen ninety-nine, before the Notary of Madrid, Mr. José Luis Martínez-Gil Vich, under the number 3,973 in his notarial records.

It is hereby certified that their client is registered in the Register of Banks and Bankers with number 26.

It has TIN number W0061401F.

They exercise the powers, in force as reportedly conferred on them by deed executed before the Notary of Madrid Mr. Antonio Luis Reina Gutiérrez, on the seventeenth of January two thousand fourteen, under number 645, of the notarial records with registration 308 of the registration sheet.

05/2015 [seal: ANTONIO PÉREZ-COCA CRESPO NIHIL PRIUS FIDE [emblem] 28 May 1862 NOTARY OF MADRID]	[stamp: Government Stamp]	PAPER EXCLUSIVELY FOR NOTARY DOCUMENTS [emblem]	CL1825020

BENEFICIAL OWNERSHIP.- The representatives declare that the entity they represent is included in the exceptions provided for in Law 10/2010 of April 28, because it is a financial institution.

For the purposes stated in Article 98 of Law 24/2001, reformed by Law 24/2005 and in accordance with the Resolution of the General Directorate for Registries and Notaries of September 20, 2006, I hereby certify that due to the position he performs in my opinion, I consider the accredited Power of Attorney sufficient to execute the document object herein, in the terms set forth below.

They have in my opinion, in the capacity in which they act, the legal capacity necessary to formalize this deed, and therefore,

                                                             THEY DECLARE:

That they ACCEDE TO, RATIFY AND APPROVE in all its aspects the PUBLIC RECORD OF THE SHARE PLEDGES EXTENSION AGREEMENT object herein whose entire content they declare to know, thereby giving to this execution full legal value and effectiveness.

TREATMENT OF DATA.- The appearing party agrees to the inclusion of their data and copies of identification documents in the files of the Notary in order to perform the functions of the notarial activities and execute data communications provided for in the Law of Public Administrations and, where applicable, to the Notary succeeding the current. Rights of access, rectification, cancellation and opposition can be exercised at the authorizing Notary.

He so declares and certifies.

And I, the Notary, ATTEST:

a) Having identified the appearing parties by means of their identifying documents specified in the proceedings, which they showed to me.

b) That the appearing parties, in my opinion, have the capacity and legal standing for this act.

05/2015 [seal: ANTONIO PÉREZ-COCA CRESPO NIHIL PRIUS FIDE [emblem] 28 May 1862 NOTARY OF MADRID]	[stamp: Government Stamp]	PAPER EXCLUSIVELY FOR NOTARY DOCUMENTS [emblem]	CL1825019

c) That the act is legally valid and conforms to the will duly expressed of the appearing parties.

d) Having read this public instrument to the parties, given prior notice of their right to do so themselves, which they have exercised, and they declare to be fully aware of the contents thereof, to which they consent, all in accordance with Article 193 of the Notarial Regulations.

e) That this public instrument is of three folios of Notarized paper, series CK numbers: 6362869 and the following two in consecutive order, I, the Notary, so attest.- The signatures of the appearing parties follow.-Sealed ANTONIO PÉREZ-COCA CRESPO. Initialed. Notary Seal.

ADHESION AND CERTIFICATION PROCEEDINGS.- I, ANTONIO PÉREZ-COCA CRESPO, Notary of Madrid and its Distinguished Notarial Association, extend the present, to record that on the same day, the twenty-ninth of July two thousand fifteen, appearing before me is:

MR. ANTONIO VILELA MILLAN, of legal age, Spanish nationality, with address for these purposes in Madrid, Plaza Pablo Ruiz Picasso, number 1, Torre Picasso, planta 33; with National Identification Number 07249461E.

MR. FRANCISCO JAVIER NEIRA MENÉNDEZ, of legal age, Spanish nationality, with address for these purposes in Madrid, Plaza Pablo Ruiz Picasso, number 1, Torre Picasso, planta 33; with National Identification Number 14925026G.

He is ACTING for and on behalf of HSBC MÉXICO, S.A., INSTITUCIÓN DE BANCA MÚLTIPLE, GRUPO FINANCIERO HSBC, incorporated in accordance with the laws of Mexico, with headquarters at Paseo de la Reforma number three hundred forty-seven, Colonia Cuauhtémoc, Cuauhtémoc Delegation, Zip Code 06500. Federal District and registered with number 170, to pages 114, volume 130, book three. Commerce section in the Public Property Registry of the Federal District.

05/2015 [seal: ANTONIO PÉREZ-COCA CRESPO NIHIL PRIUS FIDE [emblem] 28 May 1862 NOTARY OF MADRID]	[stamp: Government Stamp]	PAPER EXCLUSIVELY FOR NOTARY DOCUMENTS [emblem]	CL1825018

He is duly authorized to act, by virtue of express power of attorney -written in two columns in Castilian and English-, both languages, I, the Notary, know, before the Notary of Mexico, Federal District, Mr. Francisco I. Hugues Vélez, on the second of July two thousand fifteen, and duly authenticated with the Apostille in accordance with The Hague Convention.

For the purposes stated in Article 98 of Law 24/2001, reformed by Law 24/2005 and in accordance with the Resolution of the General Directorate for Registries and Notaries of September 20, 2006, I hereby certify that due to the position he performs in my opinion, I consider the accredited Power of Attorney sufficient to execute the document object herein, in the terms set forth below.

They have in my opinion, in the capacity in which they act, the legal capacity necessary to formalize this deed, and therefore,

                                                             THEY DECLARE:

That they ACCEDE TO, RATIFY AND APPROVE in all its aspects the PUBLIC RECORD OF THE SHARE PLEDGES EXTENSION AGREEMENT object herein whose entire content they declare to know, thereby giving to this execution full legal value and effectiveness.

TREATMENT OF DATA.- The appearing party agrees to the inclusion of their data and copies of identification documents in the files of the Notary in order to perform the functions of the notarial activities and execute data communications provided for in the Law of Public Administrations and, where applicable, to the Notary succeeding the current. Rights of access, rectification, cancellation and opposition can be exercised at the authorizing Notary.

He so declares and certifies.

And I, the Notary, ATTEST:

a) Having identified the appearing parties by means of their identifying documents specified in the proceedings, which they showed to me.

b) That the appearing parties, in my opinion, have the capacity and legal standing for this act.

c) That the act is legally valid and conforms to the will duly expressed of the appearing parties.

05/2015 [seal: ANTONIO PÉREZ-COCA CRESPO NIHIL PRIUS FIDE [emblem] 28 May 1862 NOTARY OF MADRID]	[stamp: Government Stamp]	PAPER EXCLUSIVELY FOR NOTARY DOCUMENTS [emblem]	CL1825017

d) Having read this public instrument to the parties, given prior notice of their right to do so themselves, which they have exercised, and they declare to be fully aware of the contents thereof, to which they consent, all in accordance with Article 193 of the Notarial Regulations.

e) That this public instrument is of two folios of Notarized paper, series CK numbers: 6362875 and the present, I, the Notary, attest.- The signatures of the appearing parties follow.-Sealed ANTONIO PÉREZ-COCA CRESPO. Initialed. Notary Seal.

ADHESION AND CERTIFICATION PROCEEDINGS.- I, ANTONIO PÉREZ-COCA CRESPO, Notary of Madrid and its Distinguished Notarial Association, extend the present, to record that on the same day, the twenty-ninth of July two thousand fifteen, appearing before me is:

MR. JUAN BOSCO EGUILIOR MONFORT, of legal age, Spanish nationality, with business address in Calle Sauceda, number 28, with National Identification Number 51395652-J.

MR. JUAN CARLOS JOSÉ HERRERO GONZÁLEZ, of legal age, Spanish nationality, with address for these purposes in Bilbao, Plaza de San Nicolás, number 4; with National Identification Number 30662513V.

They are ACTING for and on behalf of “BBVA BANCOMER”, SOCIEDAD ANÓNIMA, INSTITUCIÓN DE BANCA MULTIPLE, GRUPO FINANCIERO BBVA BANCOMER”, headquarters in Mexico, Federal District.

They exercise the powers in force, as reportedly conferred on them, by deed executed before the Notary of the Mexico City, Mr. Carlos de Pablo Serna, on the twelfth of September two thousand fourteen, under number 111,054, book 2023, duly apostilled.

BENEFICIAL OWNERSHIP.- I, the Notary, expressly state that I have fulfilled the obligation to identify the beneficial owner imposed by Law 10/2010 of April 28, on record authorized by the Notary of Mexico, Mr. Carlos de Pablo Serna, on the twelfth of September two thousand fourteen, under number 111,054, book 2013, duly apostilled.

05/2015 [seal: ANTONIO PÉREZ-COCA CRESPO NIHIL PRIUS FIDE [emblem] 28 May 1862 NOTARY OF MADRID]	[stamp: Government Stamp]	PAPER EXCLUSIVELY FOR NOTARY DOCUMENTS [emblem]	CL1825016

For the purposes stated in Article 98 of Law 24/2001, reformed by Law 24/2005 and in accordance with the Resolution of the General Directorate for Registries and Notaries of September 20, 2006, I hereby certify that due to the position he performs in my opinion, I consider the accredited Power of Attorney sufficient to execute the document object herein, in the terms set forth below.

They have in my opinion, in the capacity in which they act, the legal capacity necessary to formalize this deed, and therefore,

                                                             THEY DECLARE:

That they ACCEDE TO, RATIFY AND APPROVE in all its aspects the PUBLIC RECORD OF THE SHARE PLEDGES EXTENSION AGREEMENT object herein whose entire content they declare to know, thereby giving to this execution full legal value and effectiveness.

TREATMENT OF DATA.- The appearing party agrees to the inclusion of their data and copies of identification documents in the files of the Notary in order to perform the functions of the notarial activities and execute data communications provided for in the Law of Public Administrations and, where applicable, to the Notary succeeding the current. Rights of access, rectification, cancellation and opposition can be exercised at the authorizing Notary.

He so declares and certifies.

And I, the Notary, ATTEST:

a) Having identified the appearing parties by means of their identifying documents specified in the proceedings, which they showed to me.

b) That the appearing parties, in my opinion, have the capacity and legal standing for this act.

c) That the act is legally valid and conforms to the will duly expressed of the appearing parties.

05/2015 [seal: ANTONIO PÉREZ-COCA CRESPO NIHIL PRIUS FIDE [emblem] 28 May 1862 NOTARY OF MADRID]	[stamp: Government Stamp]	PAPER EXCLUSIVELY FOR NOTARY DOCUMENTS [emblem]	CL1825015

d) Having read this public instrument to the parties, given prior notice of their right to do so themselves, which they have exercised, and they declare to be fully aware of the contents thereof, to which they consent, all in accordance with Article 193 of the Notarial Regulations.

e) That this public instrument is of two folios of Notarized paper, series CK numbers: 6362855 and the present, I, the Notary, attest.- The signatures of the appearing parties follow.-Sealed ANTONIO PÉREZ-COCA CRESPO. Initialed. Notary Seal.

ADHESION AND CERTIFICATION PROCEEDINGS.- I, ANTONIO PÉREZ-COCA CRESPO, Notary of Madrid and its Distinguished Notarial Association, extend the present, to record that on the same day, the twenty-ninth of July two thousand fifteen, appearing before me is:

MS. TERESA QUINTANA DEL OLMO AND MS. MAITE CORDON UCAR, both of legal age, and residing in Boadilla del Monte (Madrid), Avenida de Cantabria, s/n; with National Identification Numbers 50465401C and 47020646K respectively.

They are ACTING for and on behalf of BANCO SANTANDER, S.A., with business address in Santander, Paseo de Pereda, numbers 9 to 12, with TIN A 39000013, incorporated for an indefinite period; founded on March 3, 1856 by public deed executed before the Notary of Santander Mr. José Dou Martínez, ratified and partially amended by another on March 21, 1857 before the Notary Public of the same capital Mr. Jose Maria Olarán and changed to a Credit Company through deed executed before the Notary of Santander Mr. Ignacio Perez on January 14, 1875; by deed executed before the Notary of Santander Mr. José María de Prada Díez on June 8, 1992, with number 1316 of notarial records, changed its name to BANCO SANTANDER, S.A., and by deed executed before the Notary of Madrid Mr. Antonio Fernandez-Golfín Aparicio, dated April 13, 1999, with number 1212 of notarial records, changed the previous name to BANCO

05/2015 [seal: ANTONIO PÉREZ-COCA CRESPO NIHIL PRIUS FIDE [emblem] 28 May 1862 NOTARY OF MADRID]	[stamp: Government Stamp]	PAPER EXCLUSIVELY FOR NOTARY DOCUMENTS [emblem]	CL1825014

SANTANDER CENTRAL HISPANO, S.A., a name that has changed to the present, according to deed executed before the Notary of Santander Mr. José María de Prada Díez, dated August 1, 2007, with number 2,033 of notarial records, registered in the Registry of Commerce of Cantabria in volume 838, book 0, page S-1960, folio 208, registration 1539 of August 13, 2007.

They act as power of attorney and exercise the powers conferred on them through deed executed before the Notary of Santander, Mr. Juan de Dios Valenzuela García, on the ninth of July two thousand thirteen, under number 1152 of his notarial records, with registration 2371 of the registration sheet.

For the purposes stated in Article 98 of Law 24/2001, reformed by Law 24/2005 and in accordance with the Resolution of the General Directorate for Registries and Notaries of September 20, 2006, I hereby certify that due to the position he performs in my opinion, I consider the accredited Power of Attorney sufficient to execute the document object herein, in the terms set forth below.

They have in my opinion, in the capacity in which they act, the legal capacity necessary to formalize this deed, and therefore,

                                                                  THEY DECLARE:

That they ACCEDE TO, RATIFY AND APPROVE in all its aspects the PUBLIC RECORD OF THE SHARE PLEDGES EXTENSION AGREEMENT object herein whose entire content they declare to know, thereby giving to this execution full legal value and effectiveness.

TREATMENT OF DATA.- The appearing party agrees to the inclusion of their data and copies of identification documents in the files of the Notary in order to perform the functions of the notarial activities and execute data communications provided for in the Law of Public Administrations and, where applicable, to the Notary succeeding the current. Rights of access, rectification, cancellation and opposition can be exercised at the authorizing Notary.

05/2015 [seal: ANTONIO PÉREZ-COCA CRESPO NIHIL PRIUS FIDE [emblem] 28 May 1862 NOTARY OF MADRID]	[stamp: Government Stamp]	PAPER EXCLUSIVELY FOR NOTARY DOCUMENTS [emblem]	CL1825013

He so declares and certifies.

And I, the Notary, ATTEST:

a) Having identified the appearing parties by means of their identifying documents specified in the proceedings, which they showed to me.

b) That the appearing parties, in my opinion, have the capacity and legal standing for this act.

c) That the act is legally valid and conforms to the will duly expressed of the appearing parties.

d) Having read this public instrument to the parties, given prior notice of their right to do so themselves, which they have exercised, and they declare to be fully aware of the contents thereof, to which they consent, all in accordance with Article 193 of the Notarial Regulations.

e) That this public instrument is of three folios of Notarized paper, series CK numbers: 6362863 and the following two in consecutive order, I, the Notary, attest.- The signatures of the appearing parties follow.-Sealed ANTONIO PÉREZ-COCA CRESPO. Initialed. Notary Seal.

ADHESION AND CERTIFICATION PROCEEDINGS.- I, ANTONIO PÉREZ-COCA CRESPO, Notary of Madrid and its Distinguished Notarial Association, extend the present, to record that on the same day, the twenty-ninth of July two thousand fifteen, appearing before me is:

MR. FRANCISCO JAVIER SIERRA SOPRANIS, with National Identification Number 42090468P.

AND MR. JOSEP LLUIS BUADES CASTELLA, with National Identification Number 43131497B.

Both of legal age, with address for these purposes in Madrid, Calle José Ortega y Gasset, number 29.

They are ACTING for and on behalf of THE ROYAL BANK OF SCOTLAND PLC.”, entity incorporated in accordance with the

05/2015 [seal: ANTONIO PÉREZ-COCA CRESPO NIHIL PRIUS FIDE [emblem] 28 May 1862 NOTARY OF MADRID]	[stamp: Government Stamp]	PAPER EXCLUSIVELY FOR NOTARY DOCUMENTS [emblem]	CL1825012

laws of Scotland with headquarters at 36 St Andrew Square Edinburgh EH2 2YB and registered with number SC090312 in the Companies House, through its Branch in Spain.

With Foreigner Identification Number N0068354J.

They exercise the powers in force, as reportedly conferred on them before the Notary of Madrid Mr. Fernando Molina Stranz, on the tenth of July two thousand fourteen, under number 663, of his notarial records.

For the purposes stated in Article 98 of Law 24/2001, reformed by Law 24/2005 and in accordance with the Resolution of the General Directorate for Registries and Notaries of September 20, 2006, I hereby certify that due to the position he performs in my opinion, I consider the accredited Power of Attorney sufficient to execute the document object herein, in the terms set forth below.

They have in my opinion, in the capacity in which they act, the legal capacity necessary to formalize this deed, and therefore,

                                                                      THEY DECLARE:

That they ACCEDE TO, RATIFY AND APPROVE in all its aspects the PUBLIC RECORD OF THE SHARE PLEDGES EXTENSION AGREEMENT object herein whose entire content they declare to know, thereby giving to this execution full legal value and effectiveness.

TREATMENT OF DATA.- The appearing party agrees to the inclusion of their data and copies of identification documents in the files of the Notary in order to perform the functions of the notarial activities and execute data communications provided for in the Law of Public Administrations and, where applicable, to the Notary succeeding the current. Rights of access, rectification, cancellation and opposition can be exercised at the authorizing Notary.

He so declares and certifies.

And I, the Notary, ATTEST:

a) Having identified the appearing parties by means of their identifying documents specified in the proceedings, which they showed to me.

05/2015 [seal: ANTONIO PÉREZ-COCA CRESPO NIHIL PRIUS FIDE [emblem] 28 May 1862 NOTARY OF MADRID]	[stamp: Government Stamp]	PAPER EXCLUSIVELY FOR NOTARY DOCUMENTS [emblem]	CL1825011

b) That the appearing parties, in my opinion, have the capacity and legal standing for this act.

c) That the act is legally valid and conforms to the will duly expressed of the appearing parties.

d) Having read this public instrument to the parties, given prior notice of their right to do so themselves, which they have exercised, and they declare to be fully aware of the contents thereof, to which they consent, all in accordance with Article 193 of the Notarial Regulations.

e) That this public instrument is of two folios of Notarized paper, series CK numbers: 6362887 and the present, I, the Notary, attest.-The signatures of the appearing parties follow.-Sealed ANTONIO PÉREZ-COCA CRESPO. Initialed. Notary Seal.

ADHESION AND CERTIFICATION PROCEEDINGS.- I, ANTONIO PÉREZ-COCA CRESPO, Notary of Madrid and its Distinguished Notarial Association, extend the present, to record that on the same day, the twenty-ninth of July two thousand fifteen, appearing before me is:

MS. MARÍA DE LOS ÁNGELES MAZA MORENO, of legal age, Mexican nationality, employee of the bank, with address at Av. Revolucion No. 3000 Sur, Colonia Primavera in Monterrey, Nuevo Leon, Federal District of Mexico; with valid Mexican Passport Number G-13727758.

MR. FIDEL GARZA CHAPA, of legal age, Mexican nationality, employee of the bank, with address at Av. Revolucion No. 3000 Sur, Colonia Primavera in Monterrey, Nuevo Leon, Federal District of Mexico; with valid Mexican Passport Number G17386101.

They are ACTING for and on behalf of BANCO MERCANTIL DE NORTE, SOCIEDAD ANÓNIMA, INSTITUCIÓN DE BANCA MÚLTIPLE, GRUPO FINANCIERO BANORTE, headquarters in Mexico Federal District; incorporated through deed executed before the Notary of the Federal District, Mr. Fernando G. Arce, on the sixteenth of March nineteen forty-five, under number 30,421 of his notarial records, registered in the Public Registry of Property of the Federal District of Mexico, in the Commerce Section, under number 65, pages 114, volume 199, book 3.

05/2015 [seal: ANTONIO PÉREZ-COCA CRESPO NIHIL PRIUS FIDE [emblem] 28 May 1862 NOTARY OF MADRID]	[stamp: Government Stamp]	PAPER EXCLUSIVELY FOR NOTARY DOCUMENTS [emblem]	CL1825010

They exercise the powers in force, as reportedly conferred on them through deed executed before the Notary of Mexico Federal District, Mr. Pedro Vázquez Nava, on the nineteenth of July two thousand twelve, under number 36,212, book 804, folio 63,959; and in regards to the second, through deed executed before the Notary of Monterrey, Nuevo Leon, United Mexican States, Mr. Don Javier García Ávila, under number 60,697, book 1282, folio 256,332, as I certify with copies duly authenticated with the Apostille of The Hague Convention.

BENEFICIAL OWNERSHIP.- I, the Notary, expressly state that I have fulfilled the obligation to identify the beneficial owner imposed by Law 10/2010 of April 28, on record authorized by the Notary of Mexico, Mr. Carlos de Pablo Serna, on the twelfth of September two thousand fourteen, under number 111,054, book 2023, duly apostilled.

For the purposes stated in Article 98 of Law 24/2001, reformed by Law 24/2005 and in accordance with the Resolution of the General Directorate for Registries and Notaries of September 20, 2006, I hereby certify that due to the position he performs in my opinion, I consider the accredited Power of Attorney sufficient to execute the document object herein, in the terms set forth below.

They have in my opinion, in the capacity in which they act, the legal capacity necessary to formalize this deed, and therefore,

                                                                                   THEY DECLARE:

That they ACCEDE TO, RATIFY AND APPROVE in all its aspects the PUBLIC RECORD OF THE SHARE PLEDGES EXTENSION AGREEMENT object herein whose entire content they declare to know, thereby giving to this execution full legal value and effectiveness.

05/2015 [seal: ANTONIO PÉREZ-COCA CRESPO NIHIL PRIUS FIDE [emblem] 28 May 1862 NOTARY OF MADRID]	[stamp: Government Stamp]	PAPER EXCLUSIVELY FOR NOTARY DOCUMENTS [emblem]	CL1825009

TREATMENT OF DATA.- The appearing party agrees to the inclusion of their data and copies of identification documents in the files of the Notary in order to perform the functions of the notarial activities and execute data communications provided for in the Law of Public Administrations and, where applicable, to the Notary succeeding the current. Rights of access, rectification, cancellation and opposition can be exercised at the authorizing Notary.

He so declares and certifies.

And I, the Notary, ATTEST:

a) Having identified the appearing parties by means of their identifying documents specified in the proceedings, which they showed to me.

b) That the appearing parties, in my opinion, have the capacity and legal standing for this act.

c) That the act is legally valid and conforms to the will duly expressed of the appearing parties.

d) Having read this public instrument to the parties, given prior notice of their right to do so themselves, which they have exercised, and they declare to be fully aware of the contents thereof, to which they consent, all in accordance with Article 193 of the Notarial Regulations.

e) That this public instrument is of three folios of Notarized paper, series CK numbers: 6362879 and the following two in consecutive order, I, the Notary, attest.-The signatures of the appearing parties follow.-Sealed ANTONIO PÉREZ-COCA CRESPO. Initialed. Notary Seal.

ADHESION AND CERTIFICATION PROCEEDINGS.- I, ANTONIO PÉREZ-COCA CRESPO, Notary of Madrid and its Notarial Association, extend this document, to record that today, the twenty-ninth of July two thousand fifteen, appearing before me is:

MR. ÁNGEL MARIA BARRANCO GUADARRAMA AND MR. JAVIER MARTIN ROBLES, both of legal age, with address for these purposes in Boadilla del Monte (Madrid), Avenida de Cantabria, s/n; with National Identification Numbers 52993601-Z and 07871290-T respectively.

05/2015 [seal: ANTONIO PÉREZ-COCA CRESPO NIHIL PRIUS FIDE [emblem] 28 May 1862 NOTARY OF MADRID]	[stamp: Government Stamp]	PAPER EXCLUSIVELY FOR NOTARY DOCUMENTS [emblem]	CL1825008

They are ACTING for and on behalf of BANCO SANTANDER, SOCIEDAD ANÓNIMA, INSTITUCIÓN DE BANCA MULTIPLE, GRUPO FINANCIERO SANTANDER, with address in Mexico City, Federal District.

They exercise the powers in force, as reportedly conferred on them through deed executed before on the twenty-eighth of November of two thousand seven, before the Notary of Mexico Federal District, Mr. Alfonso González Alonso, under number 79,860 of his notarial records.

For the purposes stated in Article 98 of Law 24/2001, reformed by Law 24/2005 and in accordance with the Resolution of the General Directorate for Registries and Notaries of September 20, 2006, I hereby certify that due to the position he performs in my opinion, I consider the accredited Power of Attorney sufficient to execute the document object herein, in the terms set forth below.

They have in my opinion, in the capacity in which they act, the legal capacity necessary to formalize this deed, and therefore,

                                                             THEY DECLARE:

That they ACCEDE TO, RATIFY AND APPROVE in all its aspects the PUBLIC RECORD OF THE SHARE PLEDGES EXTENSION AGREEMENT object herein whose entire content they declare to know, thereby giving to this execution full legal value and effectiveness.

TREATMENT OF DATA.- The appearing party agrees to the inclusion of their data and copies of identification documents in the files of the Notary in order to perform the functions of the notarial activities and execute data communications provided for in the Law of Public Administrations and, where applicable, to the Notary succeeding the current. Rights of access, rectification, cancellation and opposition can be exercised at the authorizing Notary.

He so declares and certifies.

05/2015 [seal: ANTONIO PÉREZ-COCA CRESPO NIHIL PRIUS FIDE [emblem] 28 May 1862 NOTARY OF MADRID]	[stamp: Government Stamp]	PAPER EXCLUSIVELY FOR NOTARY DOCUMENTS [emblem]	CL1825007

And I, the Notary, ATTEST:

a) Having identified the appearing parties by means of their identifying documents specified in the proceedings, which they showed to me.

b) That the appearing parties, in my opinion, have the capacity and legal standing for this act.

c) That the act is legally valid and conforms to the will duly expressed of the appearing parties.

d) Having read this public instrument to the parties, given prior notice of their right to do so themselves, which they have exercised, and they declare to be fully aware of the contents thereof, to which they consent, all in accordance with Article 193 of the Notarial Regulations.

e) That this proceeding is of two folios on letterhead paper exclusively for notarial documents, series CK numbers:

6362859 and the present, I, the Notary, attest.-

The signatures of the appearing parties follow.-Sealed ANTONIO PÉREZ-COCA CRESPO. Initialed. Notary Seal.

ATTACHMENT FOLLOW

[stamp: Government Stamp]

PAPER EXCLUSIVELY FOR NOTARY DOCUMENTS
[emblem]

CL1825006

CLIFFORD
CHANCE

NEW SUNWARD HOLDING B.V.

CEMEX, S.A.B. DE C.V.

como Pignorantes / as Pledgors

CEMEX ESPAÑA, S.A.

como Sociedad / as Company

WILMINGTON TRUST (LONDON) LIMITED

como Agente de Garantías / as Security Agent

BANCO BILBAO VIZCAYA ARGENTARIA, S.A.

como Depositario /as Custodian

y / and

las Nuevas Partes Garantizadas / the New Secured Parties

CONTRATO DE EXTENSIÓN DE PRENDAS DE ACCIONES
(Share Pledges Extension Agreement)

- 1 -

INDEX

CLAUSE **PAGE**

1.	INTERPRETACIÓN Y DEFINICIONES	11
1.	INTERPRETATION AND DEFINITIONS	11
2.	EXTENSIÓN FORMAL DE OBLIGACIONES GARANTIZADAS	12
2.	FORMAL EXTENSION OF SECURED OBLIGATIONS	12
3.	REGULACIÓN DE LAS PRENDAS	13
3.	REGULATION OF THE PLEDGES	13
4.	DESPLAZAMIENTO POSESORIO	13
4.	DELIVERY OF THE POSSESSION	13
5.	DECLARACIONES DE LOS PIGNORANTES	14
5.	REPRESENTATIONS OF THE PLEDGORS	14
6.	TRIBUTOS Y GASTOS	16
6.	TAXES AND EXPENSES	16
7.	NOTIFICACIONES	16
7.	NOTICES	16
8.	SUBSANACIÓN O COMPLEMENTO DEL CONTRATO	16
8.	FURTHER ASSURANCES	16
9.	LEY Y JURISDICCIÓN	16
9.	LAW AND JURISDICTION	16
10.	IDIOMA	17
10.	LANGUAGE	17

- 2 -

En Madrid, a 29 de julio de 2015.

Ante D. Antonio Pérez-Coca Crespo, Notario del Ilustre Colegio de Madrid, con residencia en esta ciudad.

INTERVIENEN

DE UNA PARTE,

A.1.- NEW SUNWARD HOLDING B.V., sociedad de nacionalidad holandesa, con domicilio social en Claude Debussylaan 26, 13th Floor. 1082 MD Amsterdam, Países Bajos, inscrita en la Cámara de Comercio e Industria de Ámsterdam (*Kamer van Koophandel en Fabrieken voor Amsterdam*) con número 34133556 y con número de identificación fiscal N-0032922-G ("**Holding**").

A.2.- CEMEX, S.A.B. DE C.V., entidad de nacionalidad mexicana, con domicilio social en Ciudad de Monterrey, N.L. (México), en la Avenida Constitución, número 444, Poniente, Zona Centro, inscrita en Registro Federal de Contribuyente con número CEM-880726-UZA y con número de identificación fiscal N-4121454-E ("**Parent**").

En lo sucesivo, Holding y Parent, conjuntamente, los "**Pignorantes**", y cada uno de ellos, indistintamente, el o un "**Pignorante**".

DE OTRA PARTE,

A.3.- CEMEX ESPAÑA, S.A., entidad de nacionalidad española, con domicilio social en Hernández de Tejada 1, 28027, Madrid, con número de identificación fiscal A-46004214 e inscrita en Registro Mercantil de Madrid al Tomo 9.743 y 9.744, página 1 y 166, sección 8, hoja M-156542 ("**Cemex España**" o la "**Sociedad**").

La Sociedad comparece en este acto a los efectos de darse por notificada de las Prendas constituidas en virtud del presente Contrato.

In Madrid, on 29 July 2015.

Before Mr. Antonio Pérez-Coca Crespo, Notary Public of the Madrid Notaries Association, with domicile in this city.

APPEAR

ON THE ONE HAND,

A.1.- NEW SUNWARD HOLDING B.V., a company duly incorporated under the laws of The Netherlands, with registered offices at Claude Debussylaan 26, 13th Floor. 1082 MD Amsterdam, The Netherlands, registered with the Chamber of Commerce and Industries for Amsterdam (*Kamer van Koophandel en Fabrieken voor Amsterdam*) under the number 34133556 and with tax identification number N-0032922-G ("**Holding**").

A.2.- CEMEX, S.A.B. DE C.V., an entity duly incorporated under the laws of Mexico with registered offices at Ciudad de Monterrey, N.L. (México), Avenida Constitución, 444, Poniente, Zona Centro, registered with the Federal Registry under the number CEM-880726-UZA and with tax identification number N-4121454-E ("**Parent**").

Hereinafter, Holding and Parent shall be jointly referred to as the "**Pledgors**", and each of them, individually, as a "**Pledgor**".

ON THE OTHER HAND,

A.3.- CEMEX ESPAÑA, S.A., a company incorporated under the laws of Spain, with registered office at Hernández de Tejada 1, 28027, Madrid (Spain), with Tax Identification Number A-46004214 and registered with the Commercial Registry of Madrid, in volume 9,743 and 9,744, sheet 1 and 166, section 8, page no. M-156542 ("**Cemex España**" or the "**Company**").

The Company appears in this act for the purposes of acknowledging the granting of the Pledges created by virtue of this Agreement.

- 3 -

Y DE OTRA PARTE,

B.1.- Las entidades referidas en el **Anexo 1** del presente Contrato (las "**Nuevas Partes Garantizadas**").

B.2.- WILMINGTON TRUST (LONDON) LIMITED, entidad constituida de conformidad con las leyes de Inglaterra y Gales, con domicilio social en Third Floor, 1 King's Arms Yard, Londres EC2R 7AF, inscrita en el Registro de Sociedades con número 05650152 (el "**Agente de Garantías**").

El Agente de Garantías actúa en el presente Contrato en su propio nombre y derecho y, asimismo por cuenta y en beneficio de los Acreedores 2014, y del resto de las Partes Garantizadas (tal y como se definen más adelante) en virtud del Contrato de Relación entre Acreedores (tal y como éste se define a continuación).

B.3.- BANCO BILBAO VIZCAYA ARGENTARIA, S.A., entidad de crédito con domicilio en Bilbao, Plaza de San Nicolás número 4, y número de identificación fiscal A-48265169 (el "**Depositario**").

Las entidades enumeradas anteriormente serán denominadas, conjuntamente, como las "**Partes**".

EXPONEN

I. Que la Sociedad y los Pignorantes forman parte del Grupo CEMEX (el "**Grupo**"), cuya matriz es Parent.

II. Que los Pignorantes son legítimos propietarios de las acciones de Cemex España que se detallan a continuación:

- Holding es titular de 1.320.213.703 acciones de 1,17 euros de valor nominal cada una (las "**Acciones Holding**"), representativas del 99,4847% del capital social de la Sociedad. Las Acciones Holding están libres de cargas y gravámenes de cualquier tipo (salvo por las Prendas) (tal y como se define a continuación)), conforme se acredita en el certificado

AND ON THE OTHER HAND,

B.1.- The entities referred to in **Annex 1** hereto (the "**New Secured Parties**").

B.2.- WILMINGTON TRUST (LONDON) LIMITED, an entity duly incorporated under the laws of England and Wales with registered offices at Third Floor, 1 King's Arms Yard, London EC2R 7AF, registered with the Companies Home under the number 05650152 (the "**Security Agent**").

The Security Agent acts in this Agreement in its own name and on its own behalf and, in addition for the 2014 Creditors, and of the remaining Secured Parties (as defined below) by virtue of the Intercreditor Agreement (as this term is defined below).

B.3.- BANCO BILBAO VIZCAYA ARGENTARIA, S.A., a credit entity with registered offices at Bilbao, Plaza de San Nicolás, 4, Spain, registered with Tax Identification Number A-48265169 (the "**Custodian**").

The entities listed above shall be jointly referred to as the "**Parties**".

WHEREAS

I. The Company and the Pledgors are part of the CEMEX Group (the "**Group**"), the parent company of which is Parent.

II. The Pledgors are the legitimate owners of the shares in Cemex España detailed below:

- Holding owns 1,320,213,703 shares of 1.17 euro par value each (the "**Holding Shares**"), which represent 99.4847% of the share capital in the Company. The Holding Shares are free and clear of any lien or encumbrance whatsoever (other than the Pledges (as defined below)), as evidenced by the ownership certificate (*certificado de legitimación*) (the "**Holding Shares Pledges**

- 4 -

de legitimación (el "**Certificado de Prendas Acciones Holding**") expedido el 17 de noviembre de 2014 por el Depositario actualmente encargado del registro contable de las Acciones Holding (el "**Registro Acciones Holding**").	Certificate") issued on 17 November 2014 by the Custodian, managing company of the registry where the Shares are recorded (the "**Holding Shares Registry**").
- Parent es titular de 2.050.000 acciones de 1,17 euros de valor nominal cada una (las "**Acciones Parent**"), representativas del 0,1545% del capital social de la Sociedad. Las Acciones Parent están libres de cargas y gravámenes de cualquier tipo (salvo por las Prendas (tal y como se define a continuación)), conforme se acredita en el certificado de legitimación (el "**Certificado de Prendas Acciones Parent**") expedido el 17 de noviembre de 2014 por el Depositario, entidad actualmente encargada del registro contable de las Acciones Parent (el "**Registro Acciones Parent**").	- Parent owns 2,050,000 shares of 1.17 euro par value each (the "**Parent Shares**"), which represent 0.1545% of the share capital in the Company. The Parent Shares are free and clear of any lien or encumbrance whatsoever (other than the Pledges (as defined below)), as evidenced by the ownership certificate (*certificado de legitimación*) (the "**Parent Shares Pledges Certificate**") issued on 17 November 2014 by the Custodian, managing company of the registry where the Parent Shares are recorded (the "**Parent Shares Registry**").
En lo sucesivo, se hará referencia a las Acciones Holding y a las Acciones Parent, conjuntamente, como las "**Acciones**".	Hereinafter, the Holding Shares and the Parent Shares shall be jointly referred to as the "**Shares**".
En lo sucesivo, se hará referencia al Certificado de Prendas Acciones Holding y al Certificado de Prendas Acciones Parent, conjuntamente, como los "**Certificados de Prendas**". Se adjunta a este Contrato como **Anexo 2** una copia de los Certificados de Prendas.	Hereinafter, the Holding Shares Pledges Certificate and the Parent Shares Pledges Certificate shall be jointly referred to as the "**Pledges Certificates**". A copy of the Pledges Certificates is attached as **Annex 2** hereto.
En lo sucesivo, se hará referencia al Registro de Acciones Holding y al Registro de Acciones Parent, conjuntamente, como los "**Registros**".	Hereinafter, the Holding Shares Registry and the Parent Shares Registry shall be jointly referred to as the "**Registries**".
III. Que en el año 2012, el Grupo llevó a cabo un proceso de reestructuración de su deuda financiera en el contexto del cual:	**III.** In 2012 the Group entered into a refinancing process of its financial indebtedness, in the context of which:
(i) el 17 de septiembre de 2012 Parent, el Agente de Garantías, entre otros, suscribieron un contrato de financiación sometido a derecho inglés y denominado "Facilities Agreement" por un importe de USD 6.155.195.056,33, el cual fue	(i) on 17 September 2012, Parent and the Security Agent, amongst others, entered into a USD 6,155,195,056.33 English law governed facilities agreement, which was raised to public document status before the Notary

- 5 -

elevado a público el 8 de noviembre de 2012 en virtud de escritura otorgada ante el Notario de Madrid, D. Rafael Monjo Carrió con número 2.049 de su protocolo (tal y como el mismo haya sido o pueda resulta novado en cada momento, el **"Contrato de Financiación 2012"**).

of Madrid Mr. Rafael Monjo Carrió under number 2,049 of his official record on 8 November 2012 (as amended and restated from time to time, the **"2012 Facilities Agreement"**).

(ii) el 17 de septiembre de 2012, Parent, el Agente de Garantías y ciertas sociedades del Grupo, entre otros, suscribieron un contrato de relación entre acreedores denominado "*Intercreditor Agreement*", el cual fue elevado a público el 8 de noviembre de 2012 ante el Notario de Madrid, D. Rafael Monjo Carrió (tal y como el mismo haya sido o pueda resulta novado en cada momento, el **"Contrato de Relación entre Acreedores"**).

(ii) on 17 September 2012, Parent, the Security Agent and certain companies of the Group (amongst others) entered into an intercreditor agreement, which was raised to the status of Spanish public document on 8 November 2012 before the Notary of Madrid, Mr. Rafael Monjo Carrió (as amended and restated from time to time, the **"Intercreditor Agreement"**).

(iii) el 8 de noviembre de 2012 los Pignorantes (entre otros) suscribieron un contrato de constitución de prendas de acciones con la intervención del Notario de Madrid, D. Rafael Monjo Carrió, con el número 3.530 de su Libro Registro (tal y como el mismo haya sido o pueda resulta novado en cada momento, el **"Contrato de Prendas"**).

(iii) on 8 November 2012, the Pledgors (amongst others) entered into a shares pledge agreement with the intervention of the Notary of Madrid Mr. Rafael Monjo Carrió with number 3,530 of his records (as amended and restated from time to time, the **"Shares Pledge Agreement"**).

En virtud del Contrato de Prendas, los Pignorantes constituyeron a favor de las Partes Garantizadas (tal y como este término se define en el Contrato de Relación entre Acreedores) derechos reales de prenda sobre sus respectivas Acciones (las **"Prendas"**).

By virtue of the Shares Pledge Agreement, the Pledgors granted in favour of the Secured Parties (as defined in the Intercreditor Agreement) several first ranking concurrent pledges over their respective Shares (the **"Pledges"**).

Los Pignorantes constituyeron tantas Prendas como obligaciones se derivan a favor de las Partes Garantizadas en virtud de cada uno de los Documentos de Deuda (*Debt Documents*) (tal y como este término se define en el Contrato de Relación entre Acreedores).

The Pledgors granted as many Pledges as obligations arise from each of the Debt Documents (as defined in the Intercreditor Agreement) in favour of the Secured Parties.

- 6 -

IV. Que asimismo, en el año 2014, el Grupo llevó a cabo un nuevo proceso reestructuración de su deuda financiera en el contexto del cual:

(i) el 29 de septiembre de 2014, Parent suscribió con un grupo de entidades acreedoras (los "**Acreedores 2014 Originales**") un contrato de financiación sometido a Derecho inglés denominado "*Facilities Agreement*", el cual fue elevado a público el 30 de septiembre de 2014 ante el Notario de Madrid, D. Rafael Monjo Carrió (tal y como el mismo haya sido o pueda resulta novado en cada momento, el "**Contrato de Financiación 2014**");

(ii) el 30 de septiembre de 2014 se elevaron a público ante el Notario de Madrid, D. Rafael Monjo Carrió los "*Creditor Accession Undertakings*" que cada uno de los Acreedores 2014 Originales había suscrito al objeto de adherirse al Contrato de Relación entre Acreedores como "Acreedor de Refinanciación" (o *Refinancing Creditor*). Dicha adhesión es un requisito establecido en el propio Contrato de Relación entre Acreedores, el cual establece que el Contrato de Financiación 2014 se configura como un "Documento de Refinanciación" (o *Refinancing Document*) y, por lo tanto, cualesquiera acreedores bajo el Contrato de Financiación 2014 (los "**Acreedores 2014**") deben adherirse al Contrato de Relación entre Acreedores como "Acreedores de Refinanciación" (o *Refinancing Creditors*);

(iii) el 30 de septiembre de 2014, los Pignorantes, Cemex España, los Acreedores 2014 Originales, el Agente de Garantías y el Depositario suscribieron un contrato denominado "*contrato de extensión de prendas de acciones*", en virtud del cual se extendieron formalmente

IV. On 2014, the Group entered into a new refinancing process of its financial indebtedness, in the context of which:

(i) on 29 September 2014, Parent and a group of lenders (the "**Original 2014 Lenders**") entered into an English law governed facilities agreement, which was raised to the status of Spanish public document on 30 September 2014 before the Notary of Madrid, Mr. Rafael Monjo Carrió (as amended and restated from time to time, the "**2014 Facilities Agreement**");

(ii) on 30 September 2014 the Original 2014 Lender (amongst others) raised to public document status their respective "*Creditor Accession Undertaking*" before the Notary of Madrid, Mr. Rafael Monjo Carrió. By virtue of such "*Creditor Accession Undertakings*", each Original 2014 Lender acceded to the Intercreditor Agreement as a "*Refinancing Creditor*". Such accession is a requirement under the Intercreditor Agreement which establishes that the 2014 Facilities Agreement is a "Refinancing Document" (as defined therein) and thus, any creditors under the 2014 Facilities Agreement (the "**2014 Lenders**") shall accede to the Intercreditor Agreement as "*Refinancing Creditors*";

(iii) on 30 September 2014, the Pledgors, Cemex España, the Original 2014 Lenders, the Security Agent and the Custodian entered into a "*share pledges extension agreement*", by virtue of which the parties agreed to extend the Pledges in order to secure the obligations

- 7 -

las Prendas al objeto de garantizar las obligaciones derivadas del Contrato de Financiación 2014 (las cuales cualifican como "*Obligaciones Garantizadas*" de conformidad con el Contrato de Prendas). Dicho contrato de extensión fue elevado a público en esa misma fecha ante el Notario de Madrid, D. Rafael Monjo Carrió con número 1.688 de su protocolo;

arising from the 2014 Facilities Agreement (which qualify as "*Secured Obligations*" in accordance with the Shares Pledge Agreement). Such extension agreement was raised to public document status on the same date before the Notary of Madrid, Mr. Rafael Monjo Carrió, under number 1,688 of his official record;

(iv) el 19 de noviembre de 2014, y de conformidad con lo previsto en el Contrato de Financiación 2014, cada uno de los Acreedores Acordeón suscribió su respectivo documento acordeón (o "*Accordion Confirmation*") (los "**Documentos Acordeón 2014**"), en virtud de los cuales los Acreedores Acordeón se adhirieron al Contrato de Relación entre Acreedores. Los Documentos Acordeón 2014 fueron elevados a público el 19 de noviembre de 2014 ante el Notario de Madrid, D. Rafael Monjo Carrió; y

(iv) on 19 November 2014, and in accordance with the 2014 Facilities Agreement, each of the Accordion Lenders entered into an accordion confirmation (the "**2014 Accordion Confirmations**"), pursuant to which the Accordion Lenders acceded to the Intercreditor Agreement. The 2014 Accordion Confirmations were raised to public document status on 19 November 2014 before the Notary of Madrid, Mr. Rafael Monjo Carrió; and

(v) el 19 de noviembre de 2014, se suscribió un contrato denominado "contrato de extensión de prendas de acciones" en virtud del cual se documentó la extensión de las Prendas a las Obligaciones Garantizadas derivadas de los Documentos Acordeón 2014, el cual fue elevado a público en esa misma fecha ante el Notario de Madrid, D. Rafael Monjo Carió.

(v) on 19 November 2014, the Pledges were extended to the Secured Obligations arising under the 2014 Accordion Confirmations by virtue of a "share pledges extension agreement" which was raised to public document status on that same date before the Notary of Madrid, Mr. Rafael Monjo Carrió.

V. Que el 23 de julio de 2015 Parent suscribió con, entre otros, el Agente de Garantías y las Nuevas Partes Garantizadas un contrato de novación modificativa no extintiva del Contrato de Financiación 2014 (el "**Contrato de Novación**"). Dicho contrato ha sido elevado a público en esta misma fecha ante el Notario de Madrid, D. Antonio Pérez-Coca Crespo.

En virtud del Contrato de Novación:

V. On 23 July 2015 Parent entered into with, amongst others, the Security Agent and the New Secured Parties an amendment agreement in relation to the 2014 Facilities Agreement (the "**Amendment Agreement**"). This agreement has been raised to the status of Spanish public document on the date hereof before the Notary of Madrid, Mr. Antonio Pérez-Coca Crespo.

By virtue of the Amendment Agreement:

- 8 -

(i) las partes del mismo acordaron novar modificativamente diversos términos del Contrato de Financiación 2014; y

(ii) las Nuevas Partes Garantizadas:

(a) que ya ostentaban la condición de Acreedores 2014 bajo el Contrato de Financiación 2014 incrementaron su participación en el mismo; y aquellas

(b) que no eran parte del Contrato de Financiación 2014 se adhirieron al mismo como nuevos Acreedores 2014,

al amparo del mecanismo de *Accordion Confirmations* previsto en el Contrato de Novación (los "**Accordion Confirmations 2015**").

(i) the parties thereto agreed to amend certain terms and conditions of the 2014 Facilities Agreement; and

(ii) the New Secured Parties:

(a) which already were 2014 Lenders under the 2014 Facilities Agreement increased their participations under the 2014 Facilities Agreement; and those

(b) which were not party to the 2014 Facilities Agreement acceded to the 2014 Facilities Agreement,

by virtue and in accordance with the *Accordion Confirmations* mechanism foreseen in the Amendment Agreement (the "**2015 Accordion Confirmations**").

VI. Que en esa misma fecha, Parent, el Agente de Garantías y ciertas sociedades del Grupo, entre otros, suscribieron un contrato de novación y reformulación del Contrato de Relación entre Acreedores, el cual ha sido elevado a público en esta misma fecha ante el Notario de Madrid, D. Antonio Pérez-Coca Crespo.

VI. On that same date, the Parent and the Security Agent, amongst others, entered into an amendment and restatement agreement of the Intercreditor Agreement, which has been raised to public document status on the date hereof before the Notary of Madrid Mr. Antonio Pérez-Coca Crespo.

VII. Que tal y como se prevé en el Contrato de Prendas y en el Contrato de Relación entre Acreedores:

(i) las "**Obligaciones Garantizadas**" bajo las Prendas incluyen todas las obligaciones presentes y futuras debidas por cualquier miembro del Grupo a cualquier Parte Garantizada (o *Secured Party*) bajo cada uno de los Documentos de Deuda (o *Debt Documents*), tal y como cada uno de ellos haya sido novado en cada momento;

(ii) las "**Partes Garantizadas**" beneficiarias de las Prendas como acreedores pignoraticios incluyen, entre otros, a las Nuevas Partes Garantizadas como parte de los Acreedores 2014 y, por

VII. In accordance with the Shares Pledges Agreement and the Intercreditor Agreement:

(i) the "**Secured Obligations**" under the Pledges includes all the present and future obligations that may be due at any time by any member of the Group to any Secured Party under any Debt Documents, as each of them has been amended from time to time;

(ii) the "**Secured Parties**" beneficiaries of the Pledges as pledgees include, amongst others, the New Secured Parties as part of the 2014 Lenders and consequently, "Refinancing

- 9 -

consiguiente, "Acreedores de la Refinanciación" (o *Refinancing Creditors*); y

Creditors"; and

(iii) los **"Documentos de Deuda"** (*Debt Documents*) garantizados en virtud de las Prendas incluyen, entre otros, cualquier "Documento de Refinanciación" (o *Refinancing Document*).

(iii) the **"Debt Documents"** secured under the Pledges include, amongst others, any "Refinancing Document".

La definición de "Documento de Refinanciación" (o *Refinancing Document*) incluye, entre otros:

The definition of "Refinancing Document" includes, amongst others:

(a) el Contrato de Financiación 2014 (del que las Nuevas Partes Garantizadas son parte); y

(a) the 2014 Facilities Agreement (to which the New Secured Parties are parties); and

(b) los Accordion Confirmations 2015 (en virtud de los cuales las Nuevas Partes Garantizadas (1) que aún no eran parte del Contrato de Financiación 2014 han accedido al mismo y (2) que eran parte del Contrato de Financiación 2014 han incrementado su participación en el mismo),

(b) the 2015 Accordion Confirmations (by virtue of which the New Secured Parties (1) which were not party to the 2014 Facilities Agreement have acceded to it and (2) which were party to the 2014 Facilities Agreement have increased their participation), tal y como cada uno de ellos haya sido o pueda resultar novado en cada momento.

as each of them has been amended from time to time.

VIII. Que, a los efectos de lo previsto en la Cláusula 16 del Contrato de Prendas y con lo previsto en la Cláusula 2.2(j) del Contrato de Financiación 2014 y con el objeto de formalizar en documento público:

VIII. In accordance with Clause 16 of the Shares Pledges Agreement and with Clause 2.2(j) of the 2014 Facilities Agreement, and in order to document in a public deed:

(i) la adhesión de las Nuevas Partes Garantizadas al Contrato de Prendas,

(i) the accession of the New Secured Parties to the Shares Pledges Agreement,

(ii) la extensión y ratificación de las Prendas a las obligaciones derivadas del Contrato de Financiación 2014 tal y como el mismo ha quedado novado en virtud del Contrato de Novación, y

(ii) the extension and ratification of the Pledges to the obligations arising under the 2014 Facilities Agreement as amended by the Amendment Agreement, and

(iii) la extensión de las Prendas a las obligaciones derivadas de los

(iii) the extension of the Pledges to the obligations arising under the 2015

- 10 -

05/2015 [stamp: Government Stamp] PAPER EXCLUSIVELY FOR NOTARY DOCUMENTS [emblem] CL1825001

Accordion Confirmations 2015,

las Partes otorgan el presente (el **"Contrato"**) que se regirá por las siguientes

Accordion Confirmations,

the Parties enter into this agreement (the **"Agreement"**) in accordance with the following

ESTIPULACIONES

CLAUSES

1. INTERPRETACIÓN Y DEFINICIONES

1. INTERPRETATION AND DEFINITIONS

1.1 Salvo que en este documento se establezca lo contrario, los términos en mayúsculas que se incluyen en este Contrato tendrán el significado que a los mismos se atribuye en el Contrato de Prendas.

1.1. Unless a contrary indication appears, capitalised terms included in this Agreement shall have the same meanings given to them in the Shares Pledges Agreement.

Las Partes acuerdan y hacen constar que este Contrato no modifica los términos y condiciones del Contrato de Financiación 2012, del Contrato de Financiación 2014, del Contrato de Novación o del Contrato de Relación entre Acreedores. Además, este Contrato quedará sujeto a los términos del Contrato de Relación entre Acreedores y, en caso de cualquier inconsistencia, el Contrato de Relación entre Acreedores prevalecerá entre las partes de este Contrato y del Contrato de Relación entre Acreedores y siempre que lo permita la ley aplicable.

The Parties hereby agree that this Agreement shall not in any way prejudice or affect the terms and conditions contained in the 2012 Facilities Agreement, the 2014 Facilities Agreement, the Amendment Agreement or the Intercreditor Agreement. Further, this Agreement shall be subject to the terms of the Intercreditor Agreement and in the event of any inconsistencies, the Intercreditor Agreement shall prevail amongst the parties hereto and thereto and as permitted by applicable law.

1.2 Adicionalmente, expresamente se hace constar que:

1.2. In addition, it is expressly stated that:

"Obligaciones Garantizadas" incluye todas las Obligaciones (o *Liabilities*) y todas las obligaciones presentes y futuras pendientes en cualquier momento, debidas o incurridas por cualquier miembro del Grupo a cualquier Acreedor 2014 (incluyendo, expresamente, a las Nuevas Partes Garantizadas) en su condición de Parte Garantizada (o *Secured Party*) bajo el Contrato de Financiación 2014 y los Accordion Confirmations 2015 (como Documentos de Deuda (*Debt Documents*)), tanto actuales como contingentes, incurridas de manera individual o conjunta, como obligación principal o accesoria de garantía o de cualquier otra forma.

"Secured Obligations" means all the Liabilities and all other present and future obligations at any time due, owing or incurred by any member of the Group to any 2014 Lender (expressly including the New Secured Parties) as Secured Party under the 2014 Facilities Agreement and the 2015 Accordion Confirmations (as Debt Documents), both actual and contingent and whether incurred solely or jointly and as principal or surety or in any other capacity.

"Partes Garantizadas" incluye expresamente, pero sin limitación, a los

"Secured Parties" includes, without limitation, the 2014 Lenders (which

- 11 -

Acreedores 2014 (los cuales incluyen, a su vez, pero sin limitación, a las Nuevas Partes Garantizadas).

includes, without limitation, the New Secured Parties).

2. EXTENSIÓN FORMAL DE OBLIGACIONES GARANTIZADAS

2. FORMAL EXTENSION OF SECURED OBLIGATIONS

2.1 De conformidad con el Contrato de Prendas, las Prendas garantizaban desde su otorgamiento todos los Documentos de Deuda (o *Debt Documents*), incluyendo los "Documentos de Refinanciación" (o *Refinancing Documents*).

2.1 In accordance with the Shares Pledges Agreement, the Pledges secured (as from the moment in time when they were granted) all the Debt Documents, including the Refinancing Documents.

2.2 Como consecuencia del otorgamiento del Contrato de Novación y de los Accordion Confirmations 2015 (y teniendo en cuenta que las Nuevas Partes Garantizadas son parte del Contrato de Relación entre Acreedores), en virtud del presente Contrato:

2.2 Further to the granting of the Amendment Agreement and the 2015 Accordion Confirmations (and bearing in mind that the New Secured Parties are party to the Intercreditor Agreement), by virtue of this Agreement:

2.2.1 expresamente se documenta la extensión de las Prendas a las Obligaciones Garantizadas derivadas del Contrato de Financiación 2014 tal y como ha sido novado en virtud del Contrato de Novación (las cuales quedan expresamente garantizadas en virtud de las Prendas en los términos previstos en el Contrato de Prendas);

2.2.1 it is expressly documented the extension of the Pledges to the Secured Obligations arising under the 2014 Facilities Agreement, as amended by the Amendment Agreement (which are expressly secured under the Pledges in accordance with the Shares Pledges Agreement);

2.2.2 expresamente se documenta la extensión de las Prendas a las Obligaciones Garantizadas derivadas de los Accordion Confirmations 2015 (las cuales quedan expresamente garantizadas en virtud de las Prendas en los términos previstos en el Contrato de Prendas);

2.2.2 it is expressly documented the extension of the Pledges to the Secured Obligations arising under the 2015 Accordion Confirmations (which are expressly secured under the Pledges in accordance with the Shares Pledges Agreement);

2.2.3 las Nuevas Partes Garantizadas acceden y ratifican formalmente el Contrato de Prendas; y

2.2.2 the New Secured Parties formally accede and ratify the Shares Pledges Agreement; and

2.2.4 las Nuevas Partes Garantizadas aceptan formalmente las Prendas otorgadas a su favor.

2.2.4 the New Secured Parties expressly accept the Pledges granted in their favour.

- 12 -

[stamp: Government Stamp]

PAPER EXCLUSIVELY FOR NOTARY DOCUMENTS [emblem]

CL1825000

3. REGULACIÓN DE LAS PRENDAS

3.1 Expresamente se da por reproducido en este Contrato el clausulado y la regulación prevista en el Contrato de Prendas, el cual aplicará *mutatis mutandi* a las Prendas constituidas en garantía de las Obligaciones Garantizadas derivadas del Contrato de Financiación 2014, tal y como el mismo ha sido novado en virtud del Contrato de Novación, y los Accordion Confirmations 2015.

3.2 Cada una de las Prendas es independiente de las restantes y se regirá separadamente por las normas contenidas en las Estipulaciones 2 a 18 del Contrato de Prendas.

3.3 El Presente Contrato no modifica el Contrato de Prendas, sino que lo complementa en cuanto que regula las Prendas otorgadas en garantía de las Obligaciones Garantizadas derivadas del Contrato de Financiación 2014, tal y como el mismo ha sido novado en virtud del Contrato de Novación, y los Accordion Confirmations 2015.

4. DESPLAZAMIENTO POSESORIO

4.1 El Depositario, mediante su comparecencia en el presente Contrato, se da por notificado del otorgamiento del presente Contrato y se compromete a:

4.1.1 inscribir en el día de hoy la constitución de cada una de las Prendas en los correspondientes Registros de anotaciones en cuenta y proceder al desglose de las Acciones, inscripción que equivaldrá al desplazamiento posesorio de las Acciones de conformidad con lo previsto en el artículo 10 de la Ley 24/1988, de 28 de julio, del Mercado de Valores y en el artículo 13 del RD 116/1992; y

4.1.2 contra entrega por el Agente de Garantías al Depositario de los Certificados de Prendas (cosa que tiene lugar en este acto ante

3. REGULATION OF THE PLEDGES

3.1 The regulation of the Shares Pledges Agreement shall be applicable (*mutatis mutandi*) to the Pledges securing the Secured Obligations under the 2014 Facilities Agreement, as amended under the Amendment Agreement, and the 2015 Accordion Confirmations.

3.2 Each of the Pledges is independent in its own right and shall each be governed separately by Clauses 2 to 18 of the Shares Pledges Agreement.

3.3 This Agreement does not modify the Shares Pledges Agreement, but just complement it in respect of the Pledges securing the Secured Obligations under the 2014 Facilities Agreement, as amended under the Amendment Agreement, and 2015 Accordion Confirmations.

4. DELIVERY OF THE POSSESSION

4.1 The Custodian, by means of is appearance as a party to this Agreement, acknowledges the execution of this Agreement and hereby undertakes to:

4.1.1. record as at the date hereof the creation of each of the Pledges in the relevant book entries Registries. This recording shall be equivalent to the delivery of possession of the Shares pursuant to Article 10 of the Law 24/1988, dated 28 July, on the Securities Market and Article 13 of RD 116/1992; and

4.1.2 once the Security Agent has delivered to the Custodian the Pledges Certificates (which are delivered at this moment before the

- 13 -

el Notario ante el cual se elevará a público el presente Contrato) y una vez efectuada la inscripción prevista en el párrafo 4.1.1 anterior, emitir nuevos certificados de prendas reflejando la constitución de todas las Prendas (incluyendo expresamente las Prendas en relación con el Contrato de Financiación 2014, tal y como el mismo ha sido novado, y los Documentos Acordeón 2015) (los "**Nuevos Certificados de Prendas**"). Los Nuevos Certificados de Prendas serán remitidos por el Depositario al Agente de Garantías a la mayor brevedad posible.

Notary Public before whom this Agreement will be raised to public document status) and once the recording foreseen in paragraph 4.1.1 above has taken place, issue new pledges certificates evidencing the creation of all the Pledges (expressly including the Pledges in respect of the 2014 Facilities Agreement, as amended from time to time, and the 2015 Accordion Confirmations) (the "**New Pledges Certificates**"). The New Pledges Certificates will be delivered by the Custodian to the Security Agent as soon as practicable.

5. DECLARACIONES DE LOS PIGNORANTES

5. REPRESENTATIONS OF THE PLEDGORS

5.1 Los Pignorantes declaran y manifiestan a favor de las Partes Garantizadas:

5.1 The Pledgors represent in favour of the Secured Parties:

5.1.1 Que la Sociedad es una sociedad existente y válidamente constituida en España y está inscrita en el Registro Mercantil de Madrid.

5.1.1 That the Company exists and is validly incorporated under the laws of Spain and is registered with the Mercantile Registry of Madrid.

5.1.2 Que el Depositario es la entidad encargada de los Registros de las Acciones.

5.1.2 That the Custodian is the managing company of the Registries where the Shares are recorded.

5.1.3 Que tienen capacidad para suscribir y cumplir el presente Contrato y han realizado todas las actuaciones necesarias para autorizar el otorgamiento y cumplimiento del mismo.

5.1.3 That they have the capacity to execute this Agreement and all necessary actions to authorise the execution and performance of this Agreement have been obtained.

5.1.4 Que los derechos reales de prenda constituyen obligaciones válidas de los Pignorantes, exigibles frente a los mismos con arreglo a lo dispuesto en este Contrato y leyes aplicables.

5.1.4 That the rights *in rem* of pledges constitute valid and binding obligations to the Pledgors, in accordance with the terms of this Agreement and applicable laws.

5.1.5 Que la aceptación y cumplimiento por los Pignorantes de las obligaciones contempladas en este Contrato:

5.1.5 That the acceptance and performance by the Pledgors of the obligations set out hereunder: (a) does not contravene any judicial or

- 14 -

	(a) no contraviene ningún mandato o decisión judicial o administrativa; (b) no entra en conflicto con sus escrituras de constitución o sus estatutos o los de la Sociedad; (c) no se opone a ningún documento, acuerdo o contrato que sea vinculante para los Pignorantes ni para la Sociedad ni (d) requiere autorización, consentimiento, licencia o permiso (a salvo de las correspondientes autorizaciones adoptadas por sus respectivos órganos de administración).		administrative order or decision; (b) does not contravene their constitutional documents or the Company's in any respect; (c) does not oppose to any document, agreement or contract binding for the Pledgors or the Company; and (d) does not require any authorisation, consent, licence or permit (save for the relevant corporate authorizations adopted by the respective Boards of Directors).
5.1.6	Los Pignorantes ostentan legítimamente la plena propiedad de las Acciones y tienen pleno poder de disposición sobre las mismas (a salvo de las limitaciones establecidas en la cláusula 6 del Contrato de Prendas).	5.1.6	The Pledgors are the owners of the Shares and have the full title to dispose of their respective Shares (save for the limitations set forth in clause 6 of the Shares Pledge Agreement).
5.1.7	Que las Acciones: (a) no están sometidas a ninguna carga, gravamen o derecho de opción de compra o de venta o restricción estatutaria o contractual a su libre transmisibilidad (otros que las Prendas); (b) han sido válidamente emitidas por la Sociedad; y (c) están plenamente suscritas y completamente desembolsadas.	5.1.7	That the Shares: (a) are free from any lien, encumbrance, option right or statutory or contractual restriction to their transmission (other than the Pledges); (b) have been validly issued by the Company; and (c) are fully subscribed and paid up.
5.1.8	Sujeto a la aceptación por parte de las Partes Garantizadas, mediante este Contrato se otorgan derechos reales de prenda de primer rango sobre las Acciones a favor de las Partes Garantizadas, en garantía de las Obligaciones Garantizadas, en los mismos términos que los derechos reales de prenda sobre las Acciones constituidos en garantía de las obligaciones derivadas de otros Documentos de Deuda.	5.1.8	Subject to acceptance by the Secured Parties, first ranking pledges over the Shares are created in favour of the Secured Parties as security for the performance of the Secured Obligations, with the same terms of the pledges over the Shares created as security of the obligations arising of other Debt Documents.

- 15 -

5.1.9 Que las Acciones pignoradas representan el 99,6392% del capital social de la Sociedad.

5.1.9 That the pledged Shares represent the 99.6392% of the share capital of the Company.

6. TRIBUTOS Y GASTOS

Serán de cuenta de los Pignorantes cuantos tributos, tasas, gravámenes, aranceles, timbres, corretajes y gastos, de la naturaleza que sean (incluidos los honorarios del Notario que interviene en el otorgamiento del presente Contrato y los del mantenimiento de los Registros contable de las Acciones) se originen, ahora o en el futuro, por causa del otorgamiento, de la extensión, conservación, modificaciones, cancelación y ejecución de las Prendas de acuerdo con los términos de este Contrato y cualesquiera otros gastos u honorarios de abogados y procuradores y tasas y/o costas judiciales que puedan originarse a las Partes Garantizadas por causa del incumplimiento por los Pignorantes de sus obligaciones bajo este Contrato.

6. TAXES AND EXPENSES

All present and future taxes, fees and expenses of any nature whatsoever (including the fees of the Notary attesting and before whom this Agreement is granted and those connected with the maintenance of the Registries of book entries where the Shares are recorded) arising out of the execution, extension, maintenance, amendments, cancellation and enforcement of the Pledges in accordance with this Agreement as well as any other fees or expenses of legal advisors and *procuradores* and the judicial costs in which the Secured Parties may incur as a consequence of the breach by the Pledgors of any of its obligations hereunder, shall be borne by the Pledgors.

7. NOTIFICACIONES

Las Partes efectuarán todas las notificaciones relativas a este Contrato de conformidad con el Contrato de Prendas.

7. NOTICES

All notices to be delivered between the parties in connection with this Agreement shall be made in accordance with the Shares Pledges Agreement.

8. SUBSANACIÓN O COMPLEMENTO DEL CONTRATO

Los Pignorantes deberán, dentro de los diez (10) Días Hábiles siguientes a la recepción de una notificación por escrito del Agente de Garantías, otorgar cuantos documentos públicos o privados sean necesarios a los efectos de subsanar o aclarar este Contrato, o a los efectos de perfeccionar las Prendas.

8. FURTHER ASSURANCES

The Pledgors shall, within ten (10) Business Days of receipt of a written request from the Security Agent, grant all such documents (private or public) as may be necessary to clarify any term of this Agreement or perfect the Pledges.

9. LEY Y JURISDICCIÓN

9.1 Este Contrato se regirá e interpretará de conformidad con la legislación española.

9.2 Las Partes, con renuncia expresa a cualquier otro fuero, se someten expresa e irrevocablemente al de los Juzgados y Tribunales de la ciudad de Madrid, para cualesquiera desavenencias que pudieran derivarse de este Contrato.

9. LAW AND JURISDICTION

9.1 This Agreement will be governed by and construed in accordance with Spanish law.

9.2 Each of the parties to this Agreement irrevocably submits themselves, with express waiver to any other forum, to the jurisdiction of the Courts and Tribunals of the city of Madrid for the resolution of any claim which may arise out of in

- 16 -

connection with this Agreement.

10. IDIOMA

El presente Contrato se redacta en idioma inglés y en idioma español. En caso de discrepancia o incongruencia entre la versión redactada en inglés y la redactada en español, prevalecerá la versión española. La versión inglesa tiene carácter meramente informativo.

10. LANGUAGE

This Agreement is executed in both the Spanish and the English language. In the event of any discrepancy or inconsistency between the Spanish and the English versions, the Spanish version shall prevail. The English version is intended for information purposes only.

The Parties declare to be in agreement with the content of this Contract as it is written, which they approve and sign only on the last page for its immediate recording.

- 17 -

CEMEX, S.A.B. DE C.V.

CEMEX ESPAÑA, S.A.

NEW SUNWARD HOLDING B.V.

Mr. Juan Pelegrí y Girón

BANCO BILBAO VIZCAYA ARGENTARIA, S.A.

Mr. Juan Carlos José Herrero González

BANCO BILBAO VIZCAYA ARGENTARIA, S.A.

Mr. Juan Bosco Eguilior Monfort

BANCO SANTANDER (MÉXICO), S.A. INSTITUCIÓN DE BANCA MÚLTIPLE GRUPO FINANCIERO SANTANDER MÉXICO

Mr. Angel Barranco Guadarrama

BANCO SANTANDER (MÉXICO), S.A. INSTITUCIÓN DE BANCA MÚLTIPLE GRUPO FINANCIERO SANTANDER MÉXICO

Mr. Javier Martin Robles

BANCO SANTANDER, S.A.

Ms. María Teresa Quintana del Olmo

BANCO SANTANDER, S.A.

Ms. Maite Cordón Ucar

- 18 -

[stamp: Government Stamp]

PAPER EXCLUSIVELY FOR NOTARY DOCUMENTS [emblem]

CL1824997

CITIBANK INTERNATIONAL PLC

Mr. Pedro López-Quesada Fernández Urrutia

HSBC BANK PLC, SUCURSAL EN ESPAÑA

Mr. Antonio Vilela Millán

HSBC BANK PLC, SUCURSAL EN ESPAÑA

Mr. Francisco Javier Neira Menéndez

BANCO MERCANTIL DEL NORTE S.A., INSTITUCIÓN DE BANCA MÚLTIPLE, GRUPO FINANCIERO BANORTE

Ms. María de los Ángeles Maza Moreno

BANCO MERCANTIL DEL NORTE S.A., INSTITUCIÓN DE BANCA MÚLTIPLE, GRUPO FINANCIERO BANORTE

Mr. Fidel Garza Chapa

THE ROYAL BANK OF SCOTLAND PLC

Mr. Francisco Javier Sierra Sopranis

THE ROYAL BANK OF SCOTLAND PLC

Mr. Josep Lluis Buades Castella

- 19 -

WILMINGTON TRUST (LONDON) LIMITED

CITIBANK N.A. INTERNATIONAL BANKING FACILITY

HSBC BANK USA NATIONAL ASSOCIATION

BANK OF AMERICA N.A. LONDON BRANCH

ING BANK N.V., DUBLIN BRANCH

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK NEW YORK

EXPORT DEVELOPEMENT CANADA

BARCLAYS BANK PLC

BNP PARIBAS

BNP PARIBAS NEW YORK BRANCH

JP MORGAN CHASE BANK, N.A.

INTESA SANPAOLO S.P.A.

CREDIT INDUSTRIEL ET COMMERCIAL, LONDON BRANCH

BAYERISCHE LANDESBANK NEW YORK BRANCH

QPB HOLDINGS LTD

Mr. John Stuart Percival

- 20 -

[stamp: Government Stamp]

PAPER EXCLUSIVELY FOR NOTARY DOCUMENTS [emblem]

CL1824996

ATTACHMENT 1

NUEVAS PARTES GARANTIZADAS / NEW SECURED PARTIES

BANCO BILBAO VIZCAYA ARGENTARIA, S.A.

BANCO MERCANTIL DEL NORTE S.A., INSTITUCIÓN DE BANCA MÚLTIPLE, GRUPO FINANCIERO BANORTE

BANCO SANTANDER (MÉXICO), S.A. INSTITUCIÓN DE BANCA MÚLTIPLE GRUPO FINANCIERO SANTANDER MÉXICO

BANCO SANTANDER S.A.

BANK OF AMERICA N.A., LONDON BRANCH

BARCLAYS BANK PLC

BAYERISCHE LANDESBANK, NEW YORK BRANCH

BNP PARIBAS

CITIBANK N.A. INTERNATIONAL BANKING FACILITY

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK NEW YORK

CREDIT INDUSTRIEL ET COMMERCIAL, LONDON BRANCH

EXPORT DEVELOPMENT CANADA

HSBC BANK PLC, SUCURSAL EN ESPAÑA

HSBC BANK USA, NATIONAL ASSOCIATION

ING BANK N.V., DUBLIN BRANCH

INTESA SANPAOLO S.P.A.

JP MORGAN CHASE BANK N.A.

QPB HOLDINGS LTD

THE ROYAL BANK OF SCOTLAND PLC

BNP PARIBAS NEW YORK BRANCH

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, NEW YORK

- 21 -

ATTACHMENT 2

COPIA DE LOS CERTIFICADOS DE PRENDA / COPY OF THE PLEDGE CERTIFICATES

- 22 -

05/2015 [seal: ANTONIO PÉREZ-COCA CRESPO NIHIL PRIUS FIDE [emblem] 28 May 1862 NOTARY OF MADRID]	[stamp: Government Stamp]	PAPER EXCLUSIVELY FOR NOTARY DOCUMENTS [emblem]	CL1824995

BBVA

Certificate of Authenticity

Securities represented by means of book entries

(Law 24/1998, of July 28 and Royal Decree 116/1992 of February 14)

Branch: 6984 - Custody Institutional Residents

CEMEX, S.A.B. DE C.V.	Securities account number:	7242509
	Certificate number:	171114 7242509
	Date of issuance:	11/17/2014
	Valid until:	11/24/2014

Holder(s)	TIN
CEMEX, S.A.B. DE C.V.	T00999999

Security Code	Type of Security and Issuance	Total number of securities	Nominal value
ES0182760019	CEMEX ESPAÑA, S.A. SHARES	2,050,000	2,398,500.00 Euros

Record Reference	Number of Securities	Record Reference	Number of Securities
998111161058305	350,000
899021861007717	1,700,000

Limited rights in rem and other encumbrances:

Rights in rem of pledges on Cemex España, S.A. shares constituted pursuant to an agreement dated November 8, 2012 executed by the Notary of Madrid Mr. Rafael Monjo Carrió, with number 3,530 of his registry book and a pledges extension agreement on said shares formalized in public instrument executed on September 30, 2014 before the same Notary, with number 1,688 of his notarial records.

Purpose of issuance:

Confirm ownership and status of the shares

And for the record, at the request of the interested party, this certificate is issued in accordance with the accounting of securities represented by book entries.

[handwritten] Extended the pledge on the shares of this Certificate pursuant to this contract authorized by me on September 30, 2014

[seal: ANTONIO PÉREZ-COCA CRESPO

NIHIL PRIUS FIDE [emblem]

28 May 1862

NOTARY OF MADRID] /s/ ANTONIO PÉREZ-COCA CRESPO

BANCO BILBAO VIZCAYA ARGENTARIA, S.A. BY PROXY /s/ Authorized Signatory

NOTES:

•	The securities referred to in this certificate of authenticity are fixed term to the validity date, unless returned on an earlier date.

•	The certificates expire after the effective term established therein that may not exceed six months.

•	Certificates in which the term is not indicated will expire three months from the date of issuance.

[ILLEGIBLE]

[emblem: ILLEGIBLE] [seal: Antonio Pérez-Coca Crespo NIHIL PRIUS FIDE [emblem] 28 May 1862 NOTARY OF MADRID]	PAPER EXCLUSIVELY FOR NOTARY DOCUMENTS [emblem] [initials]	CC7642807

BBVA

Certificate of Authenticity

Securities represented by means of book entries

(Law 24/1998, of July 28 and Royal Decree 116/1992 of February 14)

Branch: 6984 - Custody Institutional Residents

NEW SUNWARD HOLDING B.V.	Securities account number:	7168839
	Certificate number:	171114 7168839
	Date of issuance;	11/17/2014
	Valid until date:	11/24/2014

Holder(s)	TIN
NEW SUNWARD HOLDING B.V.	T00999999

Security Code	Type of Security and Issuance	Total number of securities	Nominal value
ES0182760019	CEMEX ESPAÑA, S.A. SHARES	1,320,213,703	1,544,650,032.51 Euros

Record Reference	Number of Securities	Record Reference	Number of Securities
List Attached	1,320,213,703

Limited rights in rem and other encumbrances:

Rights in rem of pledges on Cemex España, S.A. shares constituted pursuant to an agreement dated November 8, 2012 executed by the Notary of Madrid Mr. Rafael Monjo Carrió, with number 3,530 of his registry book and a pledge extension agreement on said shares formalized in public instrument executed on September 30, 2014 before the same Notary, with number 1,688 of his notarial records.

Purpose of issuance:

Confirm ownership and status of the shares

And for the record, at the request of the interested party, this certificate is issued in accordance with the accounting of securities represented by book entries.

[handwritten] Extended the pledge on the shares of this Certificate pursuant to this contract authorized by me on September 30, 2014

[seal: RAFAEL MONJO CARRIÓ

NIHIL PRIUS FIDE [emblem]

28 May 1862

NOTARY OF MADRID] /s/ RAFAEL MONJO CARRIÓ

BANCO BILBAO VIZCAYA ARGENTARIA, S.A. BY PROXY /s/ Authorized Signatory

NOTES:

•	The securities referred to in this certificate of authenticity are fixed term to the validity date, unless returned on an earlier date.

•	The certificates expire after the effective term established therein that may not exceed six months.

•	Certificates in which the term is not indicated will expire three months from the date of issuance.

[ILLEGIBLE]

05/2015 [seal: ANTONIO PÉREZ-COCA CRESPO NIHIL PRIUS FIDE [emblem] 28 May 1862 NOTARY OF MADRID]	[stamp: Government Stamp]	PAPER EXCLUSIVELY FOR NOTARY DOCUMENTS [emblem]	CL1824994

BBVA

Certificate of Authenticity

Securities represented by means of book entries

(Law 24/1998, of July 28 and Royal Decree 116/1992 of February 14)

Branch: 6984 - Custody Institutional Residents

CEMEX, S.A.B. DE C.V.	Securities account number:	7242509
	Certificate number:	230715 7242509
	Date of issuance:	07/23/2015
	Valid until:	07/31/2015

Holder(s)	TIN
CEMEX, S.A.B. DE C.V.	T00999999

Security Code	Type of Security and Issuance	Total number of securities	Nominal value
ES0182760019	CEMEX ESPAÑA, S.A. SHARES	2,050,000	2,398,500.00 Euros

Record Reference	Number of Securities	Record Reference	Number of Securities
998111161058305	350,000
899021861007717	1,700,000

Limited rights in rem and other encumbrances:

Rights in rem of pledges on Cemex España, S.A. shares constituted pursuant to an agreement dated November 8, 2012 executed by the Notary of Madrid Mr. Rafael Monjo Carrió, with number 3,530 of his registry book and each pledge extension agreement on said shares formalized in public instrument executed on September 30, 2014 and November 19, 2014 before the same Notary, with numbers 1,688 and 2,027 of his notarial records, respectively.

Purpose of the issuance:

Confirm ownership and status of the shares

And for the record, at the request of the interested party, this certificate is issued in accordance with the accounting of securities represented by book entries.

[handwritten] Extended the pledge on the shares of this Certificate pursuant to the contract authorized by me on July 29, 2015

[seal: RAFAEL MONJO CARRIÓ

NIHIL PRIUS FIDE [emblem]

NOTARY OF MADRID] /s/ RAFAEL MONJO CARRIÓ

BANCO BILBAO VIZCAYA ARGENTARIA, S.A. BY PROXY /s/ Authorized Signatory

NOTES:

•	The securities referred to in this certificate of authenticity are fixed term to the validity date, unless returned on an earlier date.

•	The certificates expire after the effective term established therein that may not exceed six months.

•	Certificates in which the term is not indicated will expire three months from the date of issuance.

[ILLEGIBLE]

BBVA

Certificate of Authenticity

Securities represented by means of book entries

(Law 24/1998, of July 28 and Royal Decree 116/1992 of February 14)

Branch: 6984 - Custody Institutional Residents

NEW SUNWARD HOLDING B.V.	Securities account number:	7168839
	Certificate number:	230715 7168839
	Date of issuance:	07/23/2015
	Valid until:	07/31/2015

Holder(s)	TIN
NEW SUNWARD HOLDING B.V.	P00300002

Security Code	Type of Security and Issuance	Total number of securities	Nominal value
ES0182760019	CEMEX ESPAÑA, S.A. SHARES	1,320,213,703	1,544,650,032.51 Euros

Record Reference	Number of Securities	Record Reference	Number of Securities
List Attached	1,320,213,703

Limited rights in rem and other encumbrances:

Rights in rem of pledges on Cemex España, S.A. shares constituted pursuant to an agreement dated November 8, 2012 executed by the Notary of Madrid Mr. Rafael Monjo Carrió, with number 3,530 of his registry book and each pledge extension agreement on said shares formalized in public instrument executed on September 30, 2014 and November 19, 2014 before the same Notary, with numbers 1,688 and 2,027 of his notarial records, respectively.

Purpose of the issuance:

Confirm ownership and status of the shares

And for the record, at the request of the interested party, this certificate is issued in accordance with the accounting of securities represented by book entries.

[handwritten] Extended the pledge on the shares of this Certificate pursuant to this contract authorized by me on July 29, 2015

[seal: RAFAEL MONJO CARRIÓ

[emblem]

NOTARY OF MADRID] /s/ RAFAEL MONJO CARRIÓ

BANCO BILBAO VIZCAYA ARGENTARIA, S.A. BY PROXY /s/ Authorized Signatory

NOTES:

•	The securities referred to in this certificate of authenticity are fixed term to the validity date, unless returned on an earlier date.

•	The certificates expire after the effective term established therein that may not exceed six months.

•	Certificates in which the term is not indicated will expire three months from the date of issuance.

[ILLEGIBLE]

05/2015 [seal: ANTONIO PÉREZ-COCA CRESPO NIHIL PRIUS FIDE [emblem] 28 May 1862 NOTARY OF MADRID]	[stamp: Government Stamp]	PAPER EXCLUSIVELY FOR NOTARY DOCUMENTS [emblem]	CL1824993

BBVA

Relationship of Record Reference

Certificate of Authenticity

Number 230715 7168839

BANCO BILBAO VIZCAYA ARGENTARIA, S.A.

BY PROXY

/s/ Authorized Signatory

[ILLEGIBLE]

FIRST IS AN EXACT COPY OF ITS ORIGINAL where it is noted. For THE BANK SECURITY AGENT, I issue it in forty-eight pages on letterhead paper exclusively for notary documents, series CL, numbers 1824992, and the following forty-seven in descending consecutive order, that I seal, sign, initial and stamp, in MADRID, on the twenty-ninth of July of two thousand fifteen. I ATTEST.

[seal: NOTARY PUBLIC ATTESTATION

GENERAL COUNCIL OF SPANISH NOTARIES

EUROPE NOTARY

NIHIL PRIUS FIDE

0207012875]

[seal: ANTONIO PÉREZ-COCA CRESPO

NIHIL PRIUS FIDE

[emblem]

28 May 1862

NOTARY OF MADRID]

JOSÉ LUIS LÓPEZ DE GARAYO Y GALLARDO

ANTONIO PÉREZ-COCA CRESPO

[stamp:] I, JOSÉ LUIS LÓPEZ DE GARAYO Y GALLARDO, HEREBY ISSUE IT due to accidental impossibility of the authorizing Notary.